                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

July 23, 1999

Dear Guinness Flight Shareholder:

    We are pleased to present our semi-annual report for the Guinness Flight Investment Funds for the period ended June 30, 1999. This report marks the fifth anniversary of two of the funds, the China & Hong Kong Fund and the Global Government Bond Fund, both of which launched on June 30, 1994.

    The first half of 1999 has been a rewarding period for most of the Guinness Flight Investment Funds. Five of the seven funds have returned, on a total return basis, gains in excess of 25% per fund for the six months ended June 30, 1999.(1) It is a pleasure to be able to report such positive results given the disappointments experienced during the depths of the Asian crisis.

    The worst of the Asian crisis does indeed appear to be behind us as we see continuing signs of economic recovery in that region. We began to see evidence of improvement at the end of the third quarter last year, and while we recognize that the crisis has not completely passed, the foundations underlying these economies appear to be getting stronger.

    We have shifted the portfolios in the Asia funds from a primarily defensive to a more strategic positioning that we hope will take advantage of this recovery. We began this shift last October when our Hong Kong investment team determined that the Asian recovery was underway. In particular, we have positioned stronger weightings in growing countries such as South Korea, Thailand and Taiwan, where imports and consumer confidence are on the rise, and domestic industrial production has responded to higher demand. Our outlook on China still remains a positive one, although recovery there has been slow.

    Since our first semi-annual report at year-end 1994, we have taken the opportunity in every report to remind investors that, despite our optimism about Asia, it is a volatile region. Fortunately, this economic reality has worked to our advantage thus far this year with a dramatic rebound in Asian markets, but as we have experienced with the Asian crisis, such volatility can also be an unpleasant negative. The Asian crisis did not dampen our enthusiasm, however, and we are pleased that so many of you demonstrated your confidence in the

------------------------------

(1)Share prices and returns fluctuate so that you may have a gain or loss when you redeem your shares. Please remember that past performance is not a guarantee of future results.

region, our management and our funds. We remain steadfast in our belief that the changes underway in Asia are generally positive and provide long-term investors with an excellent opportunity.

    The Guinness Flight Wired Index-TM- Fund has gotten off to a fine start. For the first six months of the year, this fund has produced a total return of 25.59%. Even more impressive is its total return of 40.16% from launch on December 15, 1998 through June 30, 1999. As the fund's portfolio manager, Doug Blatch, sums up, "The New Economy is alive and well as companies forge new alliances, merge with others and embark on global expansion."

    Two of the Guinness Flight Funds have not performed as well as the other funds. Higher interest rates and a buoyant U.S. dollar made the first six months of 1999 difficult for the Global Government Bond Fund. For the six months ended June 30, this fund has produced a negative total return of 9.13%. The performance of the New Europe Fund lagged as well with a negative total return of 4.03% for the same period. This result is largely due to economic slowdown in the region coupled with weakness of the Euro.

    The portfolio managers for each of the Guinness Flight funds have provided a more complete analysis in the individual letters that accompany the financial results for the funds within this semi-annual report.

    Please visit our award-winning web site, WWW.GFFUNDS.COM, to get the most recent information about your funds, your investment adviser and the marketplace in general. One of the services we provide shareholders is an email service covering a variety of topics relevant to our range of funds. Please visit our site to sign up for the email services that interest you. We continue to add features to our web site and will offer account access in coming months.

    Thank you for your ongoing support and participation. We appreciate the confidence you have placed in us, and we look forward to continuing to serve you.

Sincerely,

       [SIGNATURE]

James J. Atkinson, Jr.
President

WIRED-REGISTERED TRADEMARK- IS A REGISTERED TRADEMARK, AND WIRED INDEX-TM- A SERVICE MARK, OF ADVANCE MAGAZINE PUBLISHERS INC., AND ARE USED WITH PERMISSION OF ADVANCE MAGAZINE PUBLISHERS, INC. ADVANCE MAGAZINE PUBLISHERS, INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING NO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE, TO ANY PERSON OR ENTITY AS TO THE RESULTS TO BE OBTAINED FROM OR ANY DATA INCLUDED IN, OR ANY OTHER MATTERS CONCERNING, THE GUINNESS FLIGHT WIRED INDEX-TM- FUND OR THE TRADEMARKS.

GUINNESS FLIGHT ASIA BLUE CHIP FUND

THE BACKDROP

    While the declining interest rate environment during the second half of 1998 was originally dismissed by many investors as a sign that Asia was following Japan into a deflationary spiral, the subsequent sharp recovery in industrial production and consumer confidence has changed many minds. The revised outlook for Asia's economies is now one of positive growth.

    Along with a rise in domestic demand, we are also seeing a recovery in exports. The primary reason for the previous slump in external demand was the sharp reduction in intra-regional trade as a result of the shrinking Asian economies. Now, as regional economies grow, intra-regional trade is also growing.

    The volume of transactions in the residential property market has increased sharply this year. Throughout Asia, residential property prices have fallen sharply, and as lower interest rates have also reduced mortgage rates, property prices are now more affordable than they have been during the past ten years.

    In addition to the positive economic news, the business community in Asia is also beginning to alter its traditional perspective from a preoccupation entirely with revenue and market share to one that appreciates the methods and risks involved in achieving those goals. This approach, while still very new, should create changes for the better and provide a stronger business infrastructure.

THE FUND

    The defensive positioning of the fund at the end of last year hurt its performance relative to the MSCI index, as Asian markets have been very strong due to the economic revival. In particular, the underweight position in Korea, which benefited from strong foreign buying, contributed significantly to the underperformance. Defensive stocks held in other markets where an economic recovery has taken place were also negatively contributing factors.

    We made significant changes to the portfolio during the first half of this year. Most notable was the sharp increase in South Korea weightings. New purchases included Korea Telecom, SK Telecom, Housing & Commercial Bank, Korea Electric Power and Pohang Iron & Steel.

    In Taiwan, we added to the electronics sector through new holdings in Asustek Computer and Synnex Technology. The weighting in Silicon Precisionware was also increased. As we expect Taiwanese trade and industrial production to increase, we have also added transport company Evergreen Marine to the portfolio and increased the weighting in China Steel.

    Offsetting reductions were made in the Singapore and Philippine weightings. Because the economic downturn was much less pronounced in these countries, the upside potential in a recovery is not as great. The Hong Kong weighting was also cut back during this period, reflecting our concerns about the potential for increases in U.S. interest rates. Within Asia, the Hong Kong economy would be the most pressured by a U.S. rate increase due to the pegged currency.

THE OUTLOOK

    We believe the Asian economies are now growing. One sign of this growth is the increase in import figures over the last several months throughout Asia. Indeed, the rate of recovery in Thailand and Korea has been spectacular with both reporting very strong increases. Every country in Asia that provides monthly industrial production figures continues to report accelerating growth. Consumer confidence is expected to improve as the economies recover, which should further stimulate domestic consumption. Investor confidence has already risen because of expectations of good profits and a sustainable economic recovery. There are good reasons to consider that the recovery is sustainable since corporate profits normally surprise on the upside as an economy comes out of recession.

    Against this backdrop, we have been rotating the fund away from the ultra-defensive stance of last year. We believe the best returns will be made from the markets and sectors that have struggled during the recession and therefore will focus more on banking and industrial sectors in the coming months.

-- Robert Conlon

Hong Kong

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

                            KEY PORTFOLIO STATISTICS
                                 AS OF 6/30/99

# of Holdings in the Portfolio:         52
Portfolio Turnover:                 46.16%
% of Stocks in Top 10:              34.37%

                                 FUND MANAGERS:
                           Robert Conlon; Agnes Chow

    TOP 10 HOLDINGS (% OF NET ASSETS)
 ---------------------------------------
Korea Electric Power Corp.          4.38%
HSBC Holdings Plc                   4.19%
Development Bank of Singapore       3.76%
Hutchison Whampoa                   3.72%
Housing & Commercial Bank           3.37%
Pohang Iron & Steel Ltd.            3.34%
Sun Hung Kai Properties Ltd.        3.28%
Singapore Airlines Ltd.             2.93%
Cheung Kong                         2.74%
Taiwan Semiconductor                2.66%

     TOP 5 SECTORS (% OF NET ASSETS)
 ---------------------------------------
Banking                            21.20%
Utilities                          13.12%
Telecommunications                 12.36%
Real Estate                         8.35%
Electronics                         7.83%

    TOP 5 COUNTRIES (% OF NET ASSETS)
 ---------------------------------------
Hong Kong                          28.65%
South Korea                        16.80%
Singapore                          14.71%
Taiwan                             14.53%
Malaysia                            6.38%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
                     ASIA BLUE CHIP FUND AND THE MSCI ASIA FREE EX-JAPAN INDEX

                                                                                                       Guinnness Flight Asia
                                                                                                              Blue Chip Fund
4/29/96*                                                                                                             $10,000
6/30/1996                                                                                                             $9,904
9/30/1996                                                                                                             $9,840
12/31/1996                                                                                                           $10,384
3/31/1997                                                                                                             $9,880
6/30/1997                                                                                                            $10,411
9/30/1997                                                                                                             $8,697
12/31/1997                                                                                                            $6,471
3/31/1998                                                                                                             $6,759
6/30/1998                                                                                                             $4,951
9/30/1998                                                                                                             $4,661
12/31/1998                                                                                                            $5,709
3/31/1998                                                                                                             $5,950
6/30/1998                                                                                                             $7,450
* Inception date.
Average Annual Total Return
One Year                                                                                                     Since Inception
50.49%                                                                                                                -8.87%
Past performance is not predictive of future performance

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
                     ASIA BLUE CHIP FUND AND THE MSCI ASIA FREE EX-JAPAN INDEX
                                                                                                        MSCI Asia Free
                                                                                                        Ex-Japan Index
4/29/96*                                                                                                       $10,000
6/30/1996                                                                                                       $9,706
9/30/1996                                                                                                       $9,372
12/31/1996                                                                                                      $9,564
3/31/1997                                                                                                       $9,247
6/30/1997                                                                                                       $9,815
9/30/1997                                                                                                       $8,064
12/31/1997                                                                                                      $5,591
3/31/1998                                                                                                       $6,065
6/30/1998                                                                                                       $4,126
9/30/1998                                                                                                       $3,753
12/31/1998                                                                                                      $5,017
3/31/1998                                                                                                       $5,389
6/30/1998                                                                                                       $7,179
* Inception date.
Average Annual Total Return
One Year
50.49%
Past performance is not predictive of future performance

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

JUNE 30, 1999 (UNAUDITED)

-------------------------------------------------------------------------------------

SHARES       COMMON STOCKS: 93.79%                                              VALUE
-------------------------------------------------------------------------------------
             HONG KONG: 28.65%
    30,000   Cheung Kong...............................................  $    266,799
    40,000   CLP Holdings Ltd..........................................       194,364
   100,000   Dairy Farm International Holdings.........................       120,000
    20,000   Hang Seng Bank............................................       223,621
    91,300   Hong Kong & China Gas.....................................       132,385
     7,500   Hong Kong & China Gas Warrants............................         1,218
    35,000   Hong Kong Electric........................................       112,777
    11,200   HSBC Holdings Plc.........................................       408,526
    40,000   Hutchison Whampoa.........................................       362,176
    45,000   Johnson Electric Holdings.................................       185,599
    40,500   Smartone Telecommunications...............................       144,071
    20,000   Television Broadcasts Ltd.................................        93,831
    35,000   Sun Hung Kai Properties...................................       319,160
    46,000   Swire Pacific Ltd.........................................       227,668
                                                                         ------------
             Total Hong Kong...........................................     2,792,195
                                                                         ------------
             INDIA: 2.07%
    20,000   Mahanagar Tele Nigam GDR..................................       201,500
                                                                         ------------
             INDONESIA: 0.01%
     3,080   Bank International Indonesia Warrants.....................            26
                                                                         ------------
             MALAYSIA: 6.38%
    54,000   Malayan Banking...........................................       139,276
    80,000   Malaysian Intern Shipping Corp............................       125,792
    80,000   Petronas Gas Berhad.......................................       162,896
     1,000   RHB Sakura Merchant Bankers...............................           697
    60,000   Telecom Malaysia..........................................       192,760
                                                                         ------------
             Total Malaysia............................................       621,421
                                                                         ------------
             PHILIPPINES: 5.22%
    50,000   Bank of Philippine Islands................................       178,712
    50,000   Manila Electric...........................................       180,026
       127   Metropolitan Bank & Trust.................................         1,268
     5,000   Philippine Long Distance Telephone ADR....................       148,750
                                                                         ------------
             Total Philippines.........................................       508,756
                                                                         ------------

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

JUNE 30, 1999 (UNAUDITED) CONTINUED

-------------------------------------------------------------------------------------
SHARES                                                                          VALUE
-------------------------------------------------------------------------------------
             SINGAPORE: 14.71%
    30,000   Development Bank of Singapore - Foreign...................  $    366,886
    41,750   Keppel Corp. Ltd..........................................       142,374
    30,000   Singapore Airlines Ltd-Foreign............................       285,748
    13,000   Singapore Press Holdings..................................       221,660
   100,000   Singapore Telecom Ltd.....................................       171,684
    35,000   United Overseas Bank - Foreign............................       244,885
                                                                         ------------
             Total Singapore...........................................     1,433,237
                                                                         ------------
             SOUTH KOREA: 16.80%
    10,000   Housing & Commercial Bank GDR.............................       328,365
    20,679   Korea Electric Power - GDR................................       426,504
     3,907   Korea Telecom - GDR.......................................       143,582
    10,000   Pohang Iron & Steel - GDR.................................       325,000
     3,933   Samsung Electronics GDR...................................       211,084
    13,000   SK Telecom - GDR..........................................       203,125
                                                                         ------------
             Total South Korea.........................................     1,637,660
                                                                         ------------
             TAIWAN: 14.53%
    11,000   Acer - GDR................................................       143,550
    14,000   Asustek Computer - GDR....................................       157,795
     9,326   China Steel - GDR.........................................       144,321
     6,053   Evergreen Marine - GDR....................................        77,408
    19,360   Fubon Insurance Co. GDR...................................       242,000
     7,968   President Enterprise - GDR................................        71,712
    13,600   Siliconware Precision GDR.................................       186,660
     6,400   Synnex Tech. - GDR........................................       133,965
     7,500   Taiwan Semiconductor ADR..................................       258,750
                                                                         ------------
             Total Taiwan..............................................     1,416,161
                                                                         ------------
             THAILAND: 5.42%
    96,500   Electricity Generation....................................       184,595
    10,000   PTT Exploration & Production - Foreign....................        76,516
    50,000   Thai Airways..............................................        94,288
    56,000   Thai Farmers Bank - Foreign...............................       173,220
                                                                         ------------
             Total Thailand............................................       528,619
                                                                         ------------
             TOTAL COMMON STOCKS: 93.79%
               (Identified Cost $7,309,142)............................     9,139,575
                                                                         ------------

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

JUNE 30, 1999 (UNAUDITED) CONTINUED

-------------------------------------------------------------------------------------

PAR VALUE    CORPORATE BONDS: 2.44%                                             VALUE
-------------------------------------------------------------------------------------
 $ 100,000   Nan Ya Plastics                                             $    120,906
               1.75% due 07/19/01......................................
   100,000   Formosa Chemical & Fiber                                         116,918
               1.75% due 07/19/01......................................
                                                                         ------------
             TOTAL CORPORATE BONDS
               (Identified Cost of $253,014): 2.44%....................       237,824
                                                                         ------------
             TOTAL INVESTMENTS IN SECURITIES: 96.23%
               (Identified Cost $7,562,156+)...........................     9,377,399
             OTHER ASSETS LESS LIABILITIES: 3.77%......................       367,717
                                                                         ------------
             NET ASSETS: 100.00%.......................................  $  9,745,116
                                                                         ------------
                                                                         ------------

+ Cost for federal income tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation..................  $ 2,039,206
    Gross unrealized depreciation..................     (223,963)
                                                     -----------
                                                     $ 1,815,243
                                                     -----------
                                                     -----------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

JUNE 30, 1999 (UNAUDITED)

-------------------------------------------------------------------------------------

                                                                             % OF
INDUSTRY                                                                  NET ASSETS
-------------------------------------------------------------------------------------

Airline.................................................................        3.90%
Banking.................................................................       21.20
Chemical................................................................        2.44
Computer Equipment......................................................        1.62
Diversified Operations..................................................        5.71
Electronics.............................................................        7.83
Food & Beverage.........................................................        0.74
Insurance...............................................................        2.48
Manufacturing...........................................................        6.28
Media...................................................................        3.24
Micro Computers.........................................................        2.85
Oil/Petroleum Refining..................................................        0.79
Real Estate.............................................................        8.35
Telecommunications......................................................       12.36
Transportation..........................................................        2.09
Utilities...............................................................       13.12
Wholesale...............................................................        1.23
                                                                          -----------
TOTAL INVESTMENTS IN SECURITIES.........................................       96.23
OTHER ASSETS LESS LIABILITIES...........................................        3.77
                                                                          -----------
NET ASSETS..............................................................      100.00%
                                                                          -----------
                                                                          -----------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1999 (UNAUDITED)
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $7,562,156).................  $  9,377,399
Cash..................................................................       371,726
Receivables:
    Fund shares sold..................................................         6,871
    Dividends and interest............................................        11,197
Due from Advisor......................................................           190
Prepaid expenses......................................................         1,448
Deferred organization costs...........................................         3,198
                                                                        ------------
    Total assets......................................................     9,772,029
                                                                        ------------

LIABILITIES
Accrued expenses......................................................        26,913
                                                                        ------------
    Total liabilities.................................................        26,913
                                                                        ------------
NET ASSETS                                                              $  9,745,116
                                                                        ------------
                                                                        ------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($9,745,116/1,054,758 shares outstanding; unlimited
    number of shares authorized without par value)....................         $9.24
                                                                               -----
                                                                               -----
SOURCE OF NET ASSETS
    Paid-in capital...................................................  $ 11,118,688
    Undistributed net investment income...............................        37,169
    Undistributed net realized loss on investments....................    (3,225,995)
    Net unrealized appreciation on:
        Investments...................................................     1,815,243
        Foreign Currency..............................................            11
                                                                        ------------
NET ASSETS............................................................  $  9,745,116
                                                                        ------------
                                                                        ------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

STATEMENT OF OPERATIONS (UNAUDITED)

------------------------------------------------------------------------------------
                                                                  FOR THE SIX MONTHS
                                                                        ENDED
                                                                    JUNE 30, 1999
------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign taxes withheld of $5,266).............     $     80,583
Interest........................................................           13,286
                                                                  ------------------
    Total investment income                                                93,869
                                                                  ------------------

EXPENSES
Advisory fees (Note 3)..........................................           41,739
Administration fees (Note 3)....................................           10,434
Custodian.......................................................           14,364
Accounting......................................................           25,787
Transfer agent fees.............................................           19,101
Audit fees......................................................            8,215
Legal fees......................................................              997
Insurance.......................................................              393
Trustees' fees..................................................            2,720
Registration fees...............................................            7,156
Reports to shareholders.........................................            2,308
Deferred organization costs amortization........................              867
Miscellaneous...................................................            2,374
                                                                  ------------------
    Total expenses..............................................          136,455
    Interest on loans...........................................            1,364
    Commitment fee on credit line (Note 5)......................              637
    Less: Expenses reimbursed (Note 3)..........................          (55,009)
                                                                  ------------------
    Net expenses................................................           83,447
                                                                  ------------------
        NET INVESTMENT INCOME...................................           10,422
                                                                  ------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments..............................          657,420
Net realized gain from foreign currency.........................            4,943
Net unrealized appreciation on:
    Investments.................................................        1,500,757
    Foreign currency............................................                6
                                                                  ------------------
    Net Realized and Unrealized Gain on Investments.............        2,163,126
                                                                  ------------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....     $  2,173,548
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------
                                                 FOR THE SIX
                                                 MONTHS ENDED        FOR THE YEAR
                                                JUNE 30, 1999           ENDED
                                                 (UNAUDITED)      DECEMBER 31, 1998
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income.......................     $     10,422        $     65,896
Net realized gain (loss) from investments...          657,420          (3,308,917)
Net realized gain (loss) on foreign
  currency..................................            4,943             (19,626)
Net unrealized appreciation (depreciation)
  on:
    Investments.............................        1,500,757           1,956,562
    Foreign currency........................                6                (179)
                                              ------------------  ------------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS.............        2,173,548          (1,306,264)
                                              ------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income..................               --             (49,669)
From net realized gains.....................               --                  --
                                              ------------------  ------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....               --             (49,669)
                                              ------------------  ------------------

CAPITAL SHARE TRANSACTIONS..................
Proceeds from shares sold...................        5,543,340          10,665,544
Net asset value of shares issued on
  reinvestment of distributions.............               --              41,743
Cost of shares redeemed.....................       (5,821,200)         (8,419,362)
                                              ------------------  ------------------
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS..............................         (277,860)          2,287,925
                                              ------------------  ------------------
    TOTAL INCREASE IN NET ASSETS............        1,895,688             931,992

NET ASSETS
Beginning of period.........................        7,849,428           6,917,436
                                              ------------------  ------------------
End of period (including undistributed net
  investment income of $37,169 and $26,747,
  respectively).............................     $  9,745,116        $  7,849,428
                                              ------------------  ------------------
                                              ------------------  ------------------

CHANGES IN SHARES
Shares sold.................................          703,701           1,543,963
Shares reinvested from distributions........               --               6,798
Shares redeemed.............................         (757,141)         (1,298,746)
                                              ------------------  ------------------
    Net Increase (Decrease).................          (53,440)            252,015
                                              ------------------  ------------------
                                              ------------------  ------------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

------------------------------------------------------------------------------------------------------------------
                                                                                                     APRIL 29,
                                          FOR THE SIX        FOR THE YEAR       FOR THE YEAR           1996*
                                          MONTHS ENDED           ENDED              ENDED             THROUGH
                                         JUNE 30, 1999       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                          (UNAUDITED)            1998               1997               1996
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period.............................     $       7.08        $      8.08        $     12.98        $     12.50
                                              --------           --------           --------           --------
Income from investment operations:
  Net investment income..............             0.01               0.05               0.02                 --
  Net realized and unrealized gain
    (loss) on investments............             2.15              (1.01)             (4.91)              0.48
                                              --------           --------           --------           --------
Total from investment operations.....             2.16              (0.96)             (4.89)              0.48
                                              --------           --------           --------           --------
Less distributions:
  From net investment income.........               --              (0.04)             (0.01)                --
  From net realized gains                           --                 --                 --                 --
                                              --------           --------           --------           --------
Total distributions..................               --              (0.04)             (0.01)                --
                                              --------           --------           --------           --------
Net asset value, end of period.......     $       9.24        $      7.08        $      8.08        $     12.98
                                              --------           --------           --------           --------
                                              --------           --------           --------           --------
Total return.........................            30.51 %++         (11.78)%           (37.68)%             3.84 %++
Ratios/supplemental data:
Net assets, end of period (in
 thousands)..........................     $      9,745        $     7,849        $     6,917        $     3,687
Ratio of expenses to average net
 assets:
  Before expense reimbursement.......             3.31 %+            3.85 %             4.41 %             9.14 %+
  After expense reimbursement........             1.98 %+            1.98 %             1.98 %             1.98 %+
Ratio of net investment income to
 average net assets:
  Before expense reimbursement.......            (1.07)%+           (1.03)%            (2.16)%            (7.10)%+
  After expense reimbursement........             0.25 %+            0.91 %             0.28 %             0.06 %+
Portfolio turnover rate..............            46.16 %            77.62 %            34.69 %            10.97 %
BANK LOANS
Amount outstanding at end of period
 (in thousands)......................     $         --        $        --        $        --                n/a
Average amount of bank loans
 outstanding during the period
 (monthly average) (in thousands)....     $         --        $        --        $       121                n/a
Average number of shares outstanding
 during the period (monthly average)
 (in thousands)......................            1,086                 --                479                n/a
Average amount of debt per share
 during the period...................     $         --        $        --        $      0.25                n/a

*          Commencement of operations.
+          Annualized.
++         Not Annualized.

See accompanying notes to financial statements.

GUINNESS FLIGHT ASIA SMALL CAP FUND

THE BACKDROP

    From September 1998 through to March 1999, Asian stock markets staged sharp recoveries in response to positive news that clearly indicated economic recovery in a number of countries in Asia. Industrial production, export and import figures from Singapore, Thailand, Korea, Taiwan and Malaysia were all stronger than expected.

    Unfortunately, the share prices of small companies were laggards as liquidity flowed primarily into large companies, creating a valuation gap between large and small companies. However, investor interest in small companies increased during the second quarter, as investors sought beneficiaries of the improving domestic demand. A number of small companies are in these improving sectors.

THE FUND

    The underperformance against the HSBC JC Smaller Asian Companies index was mainly due to the substantial underweight positions in Taiwan and Korea. Since the portfolio was consistently pressured by heavy shareholder redemption throughout 1998 and into the first quarter of 1999, a significant number of sales had to be made. Cash was not available to make significant changes by adding shares in Taiwan and Korea. During the last three months, however, the redemption pressure has abated and we have begun to increase weightings in these two countries.

    Transactions during the first half concentrated on rotating the fund into consumer and industrial cyclical stocks to make the portfolio more sensitive to a domestic economic recovery. We added Giordano, the low end clothing retailer, to the portfolio following a pick up in consumption across in Asia and increased the weighting in Esprit Holdings, a mid-range retailer. Additionally, as intra-Asian exports have rebounded along with the continued export growth to the U.S., IDT International and ASM Pacific in Hong Kong, and Sunplus Technology, Microstar and Systex in Taiwan were added. As exporters of capital/consumer electronic goods, these companies should benefit most from the export recovery. Among South Korean stocks, we have added Binggrae, Seoul City Gas, Poongsan, Shinmoorim Paper, Halla Climate Control, Korea Chemical and Woongjin Publishing to the portfolio, all of which are geared toward a recovery in domestic demand.

    Datacraft and Venture in Singapore were trimmed due to their rich valuations. In May, we lessened the weightings in Dah Sing Financial and Wing Hang Bank in anticipation of a U.S. interest rate increase. We perceived Hong Kong to be the most vulnerable to a rate increase due to the pegged currency. In the short term, this has not worked as the Hong Kong market, led by the banking sector, has continued to advance. We also reduced such defensive plays as Four Seas Mercantile and Vitasoy.

THE OUTLOOK

    Further evidence that the region is recovering should bode well for small companies' share prices going forward. We continue to view any significant market correction as an opportunity to switch shares within Hong Kong to companies that are more exposed to the underlying economy which we believe is stabilizing and will grow in the second half of this year.

    The Fund will look to further increase the Taiwanese weighting given the fundamental improvement in the outlook for exports, earnings and GDP growth, and the Central Bank's loose monetary policy.

    We believe that the Korean economy will also continue to be strong. This market is undergoing an era of positive corporate cash flow and de-leveraging. Returns on capital should improve and hence, corporate earnings should grow significantly.

-- Agnes Chow
Hong Kong

                      GUINNESS FLIGHT ASIA SMALL CAP FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

                            KEY PORTFOLIO STATISTICS
                                 AS OF 6/30/99

# of Holdings in the Portfolio:         65
Portfolio Turnover:                 28.71%
% of Stocks in Top 10:              31.27%

                                 FUND MANAGERS:
                           Robert Conlon; Agnes Chow

   TOP 10 HOLDINGS (% OF NET ASSETS)
---------------------------------------
HKR International                  4.21%
Dah Sing Financial                 3.43%
Glorious Sun Enterprises
 Ltd.                              3.33%
Datacraft Asia Ltd.                3.19%
Esprit Holdings Ltd.               3.13%
Venture Manufacturing              3.04%
Natsteel Electronics Ltd.          3.03%
Wing Hang Bank                     2.71%
Flextech Holdings                  2.65%
Equitable Banking Corp.            2.55%
    TOP 5 SECTORS (% OF NET ASSETS)
---------------------------------------
Banking                           12.01%
Consumer Related                  10.42%
Electronics                        9.54%
Retail                             8.79%
Manufacturing                      8.24%

   TOP 5 COUNTRIES (% OF NET ASSETS)
---------------------------------------
Hong Kong                         43.04%
Singapore                         16.15%
South Korea                       10.88%
Thailand                           9.45%
Malaysia                           6.31%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
                ASIA SMALL CAP FUND AND THE HSBC JAMES CAPEL SOUTHEAST ASIA SMALLER
                           COMPANIES INDEX (HSBC JAMES CAPEL SASC INDEX)

                                                                                                      Guiness Flight Asia
                                                                                                           Small Cap Fund
4/29/96*                                                                                                          $10,000
6/30/1996                                                                                                         $10,461
9/30/1996                                                                                                         $10,397
12/31/1996                                                                                                        $11,308
3/31/1997                                                                                                         $12,046
6/30/1997                                                                                                         $13,406
9/30/1997                                                                                                         $12,504
12/31/1997                                                                                                         $7,829
3/31/1998                                                                                                          $7,684
6/30/1998                                                                                                          $5,005
9/30/1998                                                                                                          $4,530
12/31/1998                                                                                                         $5,415
3/31/1999                                                                                                          $4,916
6/30/1999                                                                                                          $6,911
* Inception date.
Average Annual Total Return
One Year                                                                                                  Since Inception
38.10%                                                                                                            -11.00%
Past performance is not predictive of future performance

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
                ASIA SMALL CAP FUND AND THE HSBC JAMES CAPEL SOUTHEAST ASIA SMALLER
                           COMPANIES INDEX (HSBC JAMES CAPEL SASC INDEX)
                                                                                                         HSBC James
                                                                                                         Capel SASC
                                                                                                              Index
4/29/96*                                                                                                    $10,000
6/30/1996                                                                                                    $9,530
9/30/1996                                                                                                    $9,467
12/31/1996                                                                                                   $9,720
3/31/1997                                                                                                   $10,336
6/30/1997                                                                                                    $9,999
9/30/1997                                                                                                    $7,820
12/31/1997                                                                                                   $4,464
3/31/1998                                                                                                    $5,116
6/30/1998                                                                                                    $3,280
9/30/1998                                                                                                    $2,921
12/31/1998                                                                                                   $3,822
3/31/1999                                                                                                    $3,765
6/30/1999                                                                                                    $5,888
* Inception date.
Average Annual Total Return
One Year
38.10%
Past performance is not predictive of future performance

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

JUNE 30, 1999 (UNAUDITED)

-----------------------------------------------------------------------------------

SHARES        COMMON STOCKS: 99.23%                                           VALUE
-----------------------------------------------------------------------------------
              CHINA: 4.62%
   1,500,000  Beijing Datang Power - H.............................  $      483,332
     466,000  Guandong Kelon Elec Holdings - H.....................         543,561
     930,000  Zhejiang Expressway - H..............................         184,594
     730,000  Zhejiang Southeast Electric - B......................         322,660
   1,200,000  Zhenhai Refining & Chemical Co. - H..................         363,465
                                                                     --------------
              Total China..........................................       1,897,612
                                                                     --------------
              HONG KONG: 43.04%
     500,000  ASM Pacific Technology...............................         335,110
   2,358,000  Cafe De Coral Holdings Ltd...........................       1,033,324
   4,100,000  China Pharmaceutical.................................         829,655
     369,214  Dah Sing Financial Holdings..........................       1,406,208
   1,900,840  Esprit Holdings Ltd..................................       1,286,230
   1,000,000  Four Seas Mercantile Holdings........................         386,665
   1,316,000  Giordano International Ltd...........................         932,894
   4,000,000  Glorious Sun Enterprises Ltd.........................       1,366,217
   2,000,000  HKR International Ltd................................       1,727,104
   1,700,000  Hung Hing Print Group................................         701,153
   2,210,000  IDT International....................................         455,749
     740,000  JCG Holdings Ltd.....................................         352,896
     240,000  LI & Fung Ltd........................................         575,358
   3,500,000  Moulin International Holdings........................         374,421
     572,000  NG Fung Hong Ltd.....................................         475,521
   3,812,000  Quality Healthcare Asia Ltd..........................         741,897
     650,000  Shui on Construction.................................       1,043,029
   2,240,000  Shun Tak Holdings Ltd................................         599,073
   4,508,000  Texwinca Holdings Ltd................................         633,322
     449,000  Varitronix International Ltd.........................         934,615
   1,000,500  Vitasoy International Holdings Ltd...................         351,397
     346,000  Wing Hang Bank.......................................       1,112,655
     200,000  Wongs International Warrants.........................           6,136
                                                                     --------------
              Total Hong Kong......................................      17,660,629
                                                                     --------------
              MALAYSIA: 6.31%
     180,000  Gamuda Berhad........................................         293,213
   1,340,000  Hap Seng Consolidated Berhad.........................         715,474

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

JUNE 30, 1999 (UNAUDITED) CONTINUED

-----------------------------------------------------------------------------------

SHARES                                                                        VALUE
-----------------------------------------------------------------------------------
              MALAYSIA: (CONTINUED)
     400,000  Hong Leong Bank......................................  $      457,014
     334,000  Malakoff Berhad......................................         763,213
     400,000  Public Finance - Foreign.............................         361,991
                                                                     --------------
              Total Malaysia.......................................       2,590,905
                                                                     --------------
              PHILIPPINES: 3.86%
   7,400,000  Cosmos Bottling Corp.................................         534,823
     402,500  Equitable Banking Corp...............................       1,047,240
                                                                     --------------
              Total Philippines....................................       1,582,063
                                                                     --------------
              SINGAPORE: 16.15%
     585,000  Avimo Group Ltd......................................         952,758
     138,000  Clipsal Industries Ltd...............................         213,900
     300,000  Datacraft Asia Ltd...................................       1,308,000
     770,000  Flextech Holdings Ltd................................       1,086,547
     300,000  GP Batteries.........................................         575,024
     284,000  Natsteel Electronics Ltd.............................       1,244,003
     162,000  Venture Manufacturing................................       1,247,765
                                                                     --------------
              Total Singapore......................................       6,627,997
                                                                     --------------
              SOUTH KOREA: 10.88%
      23,000  Binggrae Co..........................................         512,878
      27,930  Dongwon Securities...................................         514,182
      10,500  Halla Climate Control................................         453,760
      29,400  Hana Bank............................................         431,979
       4,200  Korea Chemical Co....................................         377,528
       9,300  LG Information & Communication.......................         688,056
      35,000  Poongsan.............................................         372,083
      12,000  Seoul City Gas Co....................................         383,751
      36,000  Shinmoorim Paper.....................................         354,710
      12,350  Woong Jin Publishing.................................         373,596
                                                                     --------------
              Total South Korea....................................       4,462,523
                                                                     --------------
              TAIWAN: 4.92%
      49,000  Ambit Microsystems Corp..............................         312,508
     373,000  CTCI Corp............................................         442,288
     184,000  D-Link Corp..........................................         441,486

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

JUNE 30, 1999 (UNAUDITED) CONTINUED

-----------------------------------------------------------------------------------

SHARES                                                                        VALUE
-----------------------------------------------------------------------------------
              TAIWAN: (CONTINUED)
      60,000  MSI Co...............................................  $      449,536
     130,000  Systex Corp..........................................         372,290
                                                                     --------------
              Total Taiwan.........................................       2,018,108
                                                                     --------------
              THAILAND: 9.45%
     690,000  Bank of Ayudhya......................................         472,731
     524,000  Eastern Water Resources..............................         661,131
     455,500  Industrial Finance Corp..............................         290,442
     618,264  Mah Boon Krong Properties............................         536,819
   1,290,000  National Finance & Securities........................         778,795
     490,000  National Petrochemical...............................         452,042
      99,900  Pizza Co. Ltd. - Foreign.............................         351,026
      95,000  Thai Union Frozen Products...........................         335,097
                                                                     --------------
              Total Thailand.......................................       3,878,083
                                                                     --------------
              TOTAL INVESTMENTS IN SECURITIES
                (Identified Cost $34,665,243+): 99.23%.............      40,717,920
              OTHER ASSETS LESS LIABILITIES: 0.77%.................         315,445
                                                                     --------------
              NET ASSETS: 100.00%..................................  $   41,033,365
                                                                     --------------
                                                                     --------------

+ Cost for federal income tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation..................................  $10,030,098
    Gross unrealized depreciation..................................   (3,977,421)
                                                                     -----------
                                                                     $ 6,052,677
                                                                     -----------
                                                                     -----------

See accompaying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

JUNE 30, 1999 (UNAUDITED)

-------------------------------------------------------------------------------------

                                                                             % OF
INDUSTRY                                                                  NET ASSETS
-------------------------------------------------------------------------------------

Agriculture.............................................................        1.86%
Banking.................................................................       12.01
Chemical................................................................        2.02
Computer Equipment......................................................        0.76
Computers...............................................................        0.91
Construction............................................................        4.33
Consumer Related........................................................       10.42
Electronics.............................................................        9.54
Finance.................................................................        3.70
Food & Beverage.........................................................        7.13
Manufacturing...........................................................        8.24
Materials...............................................................        1.71
Medical Products........................................................        1.81
Oil/Petroleum Refining..................................................        0.89
Paper...................................................................        0.86
Pharmaceuticals.........................................................        2.02
Publishing..............................................................        0.91
Real Estate.............................................................        5.52
Retail..................................................................        8.79
Technology..............................................................        1.08
Telecommunications......................................................        4.86
Transportation..........................................................        1.91
Utilities...............................................................        4.51
Wholesale...............................................................        3.44
                                                                          -----------
TOTAL INVESTMENTS IN SECURITIES.........................................       99.23
OTHER ASSETS LESS LIABILITIES...........................................        0.77
                                                                          -----------
NET ASSETS..............................................................      100.00%
                                                                          -----------
                                                                          -----------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1999 (UNAUDITED)
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $34,665,243)...............  $  40,717,920
Cash.................................................................        531,760
Receivables:
    Dividends and interest...........................................         63,885
    Fund shares sold.................................................         30,565
Prepaid expenses.....................................................        107,821
Deferred organization costs..........................................          3,198
                                                                       -------------
    Total assets.....................................................     41,455,149
                                                                       -------------

LIABILITIES
Payables:
    Securities purchased.............................................        335,114
    Unrealized loss on forward foreign currency contracts (Note 6)...            496
Due to Advisor (Note 3)..............................................            621
Accrued expenses.....................................................         85,553
                                                                       -------------
    Total liabilities................................................        421,784
                                                                       -------------
NET ASSETS...........................................................  $  41,033,365
                                                                       -------------
                                                                       -------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($41,033,365/4,778,711 shares outstanding; unlimited number of
    shares authorized without par value).............................          $8.59
                                                                               -----
                                                                               -----
SOURCE OF NET ASSETS
    Paid-in capital..................................................  $ 126,202,979
    Undistributed net investment income..............................         99,750
    Undistributed net realized loss on investments...................    (91,314,256)
    Net unrealized appreciation (depreciation) on:
        Investments..................................................      6,052,677
        Foreign currency.............................................         (7,785)
                                                                       -------------
NET ASSETS...........................................................  $  41,033,365
                                                                       -------------
                                                                       -------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

STATEMENT OF OPERATIONS (UNAUDITED)

------------------------------------------------------------------------------------
                                                                  FOR THE SIX MONTHS
                                                                        ENDED
                                                                    JUNE 30, 1999
------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign taxes withheld of $19,206)............    $      458,652
Interest........................................................             2,948
                                                                  ------------------
    Total investment income.....................................           461,600
                                                                  ------------------

EXPENSES
Advisory fees (Note 3)..........................................           182,075
Administration fees (Note 3)....................................            45,504
Custodian.......................................................            54,697
Accounting......................................................            25,787
Transfer agent fees.............................................            83,276
Audit fees......................................................             9,172
Legal fees......................................................             7,307
Insurance.......................................................             2,880
Trustees' fees..................................................             5,032
Registration fees...............................................             7,439
Reports to shareholders.........................................            17,551
Deferred organization costs amortization........................               867
Miscellaneous...................................................             2,480
                                                                  ------------------
    Total expenses..............................................           444,067
    Interest expense............................................            10,959
    Commitment fee on credit line (Note 5)......................             4,598
    Less: Expenses reimbursed (Note 3)..........................           (97,774)
                                                                  ------------------
    Net expenses................................................           361,850
                                                                  ------------------
        NET INVESTMENT INCOME...................................            99,750
                                                                  ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments..............................        (9,586,540)
Net realized loss on foreign currency...........................           (29,194)
Net unrealized appreciation (depreciation) on:
    Investments.................................................        16,528,300
    Foreign currency............................................            (6,508)
                                                                  ------------------
    Net realized and unrealized gain on investments.............         6,906,058
                                                                  ------------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....    $    7,005,808
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------
                                             FOR THE SIX MONTHS
                                                   ENDED            FOR THE YEAR
                                               JUNE 30, 1999           ENDED
                                                (UNAUDITED)      DECEMBER 31, 1998
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income......................    $       99,750      $      466,396
Net realized loss from investments.........        (9,586,540)        (61,850,706)
Net realized loss on foreign currency......           (29,194)           (811,432)
Net unrealized appreciation (depreciation)
  on:
    Investments............................        16,528,300          32,795,940
    Foreign currency.......................            (6,508)            543,994
                                             ------------------  ------------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS............         7,005,808         (28,675,808)
                                             ------------------  ------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..................         5,626,856          43,055,704
Cost of shares redeemed....................       (21,016,175)        (73,441,121)
                                             ------------------  ------------------
NET DECREASE FROM CAPITAL SHARE
  TRANSACTIONS.............................       (15,389,319)        (30,385,417)
                                             ------------------  ------------------
    TOTAL DECREASE IN NET ASSETS...........        (8,383,511)        (59,061,225)

NET ASSETS
Beginning of period........................        49,416,876         108,478,101
                                             ------------------  ------------------
End of period [including undistributed net
  investment income of $99,750 and $0,
  respectively]............................    $   41,033,365      $   49,416,876
                                             ------------------  ------------------
                                             ------------------  ------------------

CHANGES IN SHARES
Shares sold................................           773,787           6,060,579
Shares redeemed............................        (3,343,234)         (9,867,240)
                                             ------------------  ------------------

    Net Decrease...........................        (2,569,447)         (3,806,661)
                                             ------------------  ------------------
                                             ------------------  ------------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA SMALL CAP FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

------------------------------------------------------------------------------------------------------------------
                                          FOR THE SIX        FOR THE YEAR       FOR THE YEAR      APRIL 29, 1996*
                                          MONTHS ENDED           ENDED              ENDED             THROUGH
                                         JUNE 30, 1999       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                          (UNAUDITED)            1998               1997               1996
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period.............................      $     6.73          $    9.73         $     14.10         $   12.50
                                             --------           --------      -----------------       --------
Income from investment operations:
  Net investment income..............            0.02               0.06                0.07              0.02
  Net realized and unrealized gain
    (loss) on investments............            1.84              (3.06)              (4.38)             1.61
                                             --------           --------      -----------------       --------
Total from investment operations.....            1.86              (3.00)              (4.31)             1.63
                                             --------           --------      -----------------       --------
Less Distributions:
  From net investment income.........              --                 --                  --             (0.02)
  From net realized gains............              --                 --               (0.01)            (0.01)
  Return of capital..................              --                 --               (0.05)               --
                                             --------           --------      -----------------       --------
Total Distributions..................              --                 --               (0.06)            (0.03)
                                             --------           --------      -----------------       --------
Net asset value, end of period.......      $     8.59          $    6.73         $      9.73         $   14.10
                                             --------           --------      -----------------       --------
                                             --------           --------      -----------------       --------
Total return.........................           27.64%++          (30.83)%            (30.77)%           13.08 %++
Ratios/supplemental data:
Net assets, end of period (in
  thousands).........................      $   41,033          $  49,417         $   108,478         $  50,868
Ratio of expenses to average net
  assets:
  Before expense reimbursement/
    recoupment.......................            2.53%+             2.31 %              1.76 %            3.09 %+
  After expense reimbursement/
    recoupment.......................            1.98%+             1.98 %              1.80 %            1.98 %+
Ratio of net investment income to
  average net assets:
  Before expense reimbursement/
    recoupment.......................            0.01%+             0.52 %              0.53 %           (0.76)%+
  After expense reimbursement/
    recoupment.......................            0.55%+             0.85 %              0.49 %            0.36 %+
Portfolio turnover rate..............           28.71%             48.95 %             52.33 %           21.91 %
BANK LOANS
Amount outstanding at end of period
  (in thousands).....................      $       --          $     810         $        --               n/a
Average amount of bank loans
  oustanding during the period
  (monthly average) (in thousands)...      $      654          $      67         $        --               n/a
Average number of shares outstanding
  during the period (montly average)
  (in thousands).....................           5,519              6,566                  --               n/a
Average amount of debt per share
  during the period..................      $     0.12          $    0.01         $        --               n/a

*          Commencement of operations.
+          Annualized.
++         Not Annualized.

See accompanying notes to financial statements.

GUINNESS FLIGHT CHINA & HONG KONG FUND

THE BACKDROP

    The Hong Kong stock market rallied strongly in recent months as optimism has grown that a recovery in Hong Kong's economy is imminent. This optimism has been fueled by rising liquidity, falling interest rates on deposits and rising international portfolio flows. Lower interest rates and extremely competitive pricing in the mortgage market have drawn new homebuyers back to the market, and residential prices have risen some 17% off the bottom.

    Banks, too, are enjoying interest rate spreads at historically high levels and are managing to repair the damage caused to their profitability during 1998. Their capital base remains as strong as ever, and the pace of growth in non-performing loans has slowed with mortgage delinquencies stabilizing.

    Although aggregate level sales growth is still sluggish in the mass retail sector, a look behind the numbers shows that volumes are increasing. Retailers have re-established their profit margins following significant cuts in rents and wages. High-end retailers have yet to see a similar recovery, but their moves to increase floor space, cut costs, and add new franchises and brands suggest that they are also positioning themselves for recovery.

THE FUND

    In the first half of 1999, the fund outperformed the Hang Seng Index by a slight margin. We attribute this performance to strong positions in domestic banks and property companies as well as exposure to the retail and consumer sectors.

    Despite the fund's relative outperformance, total fund return was somewhat limited by the defensive asset allocation shift in light of an expected increase in U.S. interest rates in May. We believed that the Hong Kong market, more than any other in Asia, would correct on this news and as a consequence, we reduced some of the more aggressive positions. The correction did not happen; in fact, the market rose 13% in June.

    The position in HSBC was cut back in April following its outperformance during the first quarter, and the proceeds were redistributed into domestic banks, China Telecom and Shanghai Industrial. The weightings in Citic Pacific and Esprit were also increased. The tactical move ahead of interest rate rises involved cutting the most sensitive of the domestic banks namely, Dah Sing, Dao Heng and Wing Hang banks and the higher beta property stocks such as New World Development and Sun Hung Kai Properties.

THE OUTLOOK

    We expect economic data in Hong Kong to be much more positive in the second half of this year and have reversed the previous defensive position in the portfolio to focus back on the domestic recovery story. The banking, real estate, and retail sectors should all experience strong returns, and recovery in other Asian economies, including that of Japan, will boost domestic demand and trade. In addition, China's efforts to boost consumption should also help improve Hong Kong's trade numbers.

    A longer-term emerging theme is Hong Kong's role as a regional technology center. Interest has suddenly grown in the Internet and data transmission businesses. Valuations have run far ahead of themselves in the initial burst of enthusiasm, but it is clear that the likes of Wharf, Smartone, Hong Kong Telecom and Hutchison Whampoa will likely make substantial investments in these areas. In a densely populated area like Hong Kong, they stand a good chance of seeing a relatively early return.

-- Edmund Harriss
Hong Kong

                     GUINNESS FLIGHT CHINA & HONG KONG FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

                            KEY PORTFOLIO STATISTICS
                                 AS OF 6/30/99

# of Holdings in the Portfolio:         39
Portfolio Turnover:                 16.90%
% of Stocks in Top 10:              64.88%

                                 FUND MANAGERS:
                           Edmund Harriss; Adrian Fu

    TOP 10 HOLDINGS (% OF NET ASSETS)
 ---------------------------------------
HSBC Holding PLC                   14.54%
Hutchison Whampoa                   9.53%
China Telecom                       8.72%
Cheung Kong                         7.00%
Hang Seng Bank                      6.61%
Sun Hung Kai Properties Ltd.        4.56%
Hong Kong Electric                  3.94%
CLP Holdings Ltd.                   3.77%
Henderson Land Development          3.11%
Hong Kong & China Gas               3.10%
     TOP 5 SECTORS (% OF NET ASSETS)
 ---------------------------------------
Real Estate                        18.90%
Foreign Banks                      14.55%
Holding Offices                    12.94%
Commercial Banks                   12.80%
Communication Services             10.39%

     TOP COUNTRIES (% OF NET ASSETS)
 ---------------------------------------
Hong Kong                          98.80%
China                               1.28%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
             THE GUINNESS FLIGHT CHINA & HONG KONG FUND AND HANG SENG INDEX

                                                                                              Guinness Flight China & Hong Kong
                                                                                                                           Fund
6/30/94*                                                                                                                $10,000
9/30/94                                                                                                                 $10,616
12/31/94                                                                                                                 $9,226
3/31/95                                                                                                                  $9,274
6/30/95                                                                                                                 $10,040
9/30/95                                                                                                                 $10,680
12/30/95                                                                                                                $11,112
3/31/96                                                                                                                 $12,066
6/30/96                                                                                                                 $12,254
9/30/96                                                                                                                 $13,054
12/31/96                                                                                                                $14,933
3/31/97                                                                                                                 $13,828
6/30/97                                                                                                                 $17,080
9/30/97                                                                                                                 $16,595
12/31/97                                                                                                                $11,896
3/31/98                                                                                                                 $11,803
6/30/98                                                                                                                  $8,634
9/30/98                                                                                                                  $7,990
12/31/98                                                                                                                $10,079
3/31/99                                                                                                                 $10,603
6/30/99                                                                                                                 $13,111
* Inception date.
Average Annual Total Return
One Year                                                                                                             Five Years
51.86%                                                                                                                    5.57%
Past performance is not predictive of future performance

                 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
             THE GUINNESS FLIGHT CHINA & HONG KONG FUND AND HANG SENG INDEX
                                                                                                 Hang Seng
                                                                                                     Index
6/30/94*                                                                                           $10,000
9/30/94                                                                                            $10,871
12/31/94                                                                                            $9,352
3/31/95                                                                                             $9,805
6/30/95                                                                                            $10,512
9/30/95                                                                                            $11,014
12/30/95                                                                                           $11,501
3/31/96                                                                                            $12,510
6/30/96                                                                                            $12,582
9/30/96                                                                                            $13,589
12/31/96                                                                                           $15,358
3/31/97                                                                                            $14,311
6/30/97                                                                                            $17,351
9/30/97                                                                                            $17,183
12/31/97                                                                                           $12,243
3/31/98                                                                                            $13,151
6/30/98                                                                                             $9,754
9/30/98                                                                                             $8,987
12/31/98                                                                                           $11,455
3/31/99                                                                                            $12,493
6/30/99                                                                                            $15,450
* Inception date.
Average Annual Total Return
One Year                                                                                   Since Inception
51.86%                                                                                               5.57%
Past performance is not predictive of future performance

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

JUNE 30, 1999 (UNAUDITED)

-----------------------------------------------------------------------------------

SHARES       COMMON STOCKS: 100.08%                                           VALUE
-----------------------------------------------------------------------------------
             COAL MINING: 0.30%
  1,256,000  Yanzhou Coal Mining Co. - H............................  $     449,228
                                                                      -------------
             COMMERCIAL BANKS: 12.80%
    807,050  Dah Sing Financial Holding.............................      3,073,773
    837,500  Dao Heng Bank Group Ltd................................      3,756,452
    872,000  Hang Seng Bank.........................................      9,749,893
    711,000  Wing Hang Bank Ltd.....................................      2,286,409
                                                                      -------------
             Total Commercial Banks.................................     18,866,527
                                                                      -------------
             COMMUNICATION SERVICES: 10.39%
  4,631,000  China Telecom..........................................     12,862,811
    695,500  Smartone Telecommuncations.............................      2,474,116
                                                                      -------------
             Total Communication Services...........................     15,336,927
                                                                      -------------
             ELECTRIC SERVICES: 7.94%
  1,143,500  CLP Holdings Ltd.......................................      5,556,373
  1,802,000  Hong Kong Electric.....................................      5,806,422
    828,000  Huaneng Power - H......................................        346,839
                                                                      -------------
             Total Electric Services................................     11,709,634
                                                                      -------------
             ELECTRICAL COMPONENTS AND ACCESSORIES: 0.16%
  1,093,000  Gold Peak Industrial...................................        233,853
                                                                      -------------
             ELECTRICAL INDUSTRIAL APPARATUS: 2.94%
  1,052,000  Johnson Electric Holdings..............................      4,338,899
                                                                      -------------
             FAMILY CLOTHING STORES: 1.25%
  2,727,071  Esprit Holdings Ltd....................................      1,845,311
                                                                      -------------
             FOOD & KINDRED PRODUCTS: 0.23%
    400,000  Ng Fung Hong Ltd.......................................        332,532
                                                                      -------------
             FOREIGN BANKS: 14.55%
    588,308  HSBC Holding Plc.......................................     21,458,780
                                                                      -------------
             GAS PRODUCTION & DISTRIBUTION: 3.13%
  3,153,872  Hong Kong & China Gas..................................      4,573,098
    266,308  Hong Kong & China Gas Warrants.........................         43,248
                                                                      -------------
             Total Gas Production & Distribution....................      4,616,346
                                                                      -------------

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

JUNE 30, 1999 (UNAUDITED) CONTINUED

-----------------------------------------------------------------------------------

SHARES                                                                        VALUE
-----------------------------------------------------------------------------------
             GROCERIES AND RELATED PRODUCTS: 0.26%
  1,002,000  Four Seas Mercantile Holdings..........................  $     387,439
                                                                      -------------
             GROCERY STORES: 1.56%
  1,921,000  Dairy Farm International Holdings......................      2,305,200
                                                                      -------------
             HEAVY CONSTRUCTION: 2.20%
    935,000  Cheung Kong Infrastructure.............................      1,934,196
    699,733  New World Infrastructure...............................      1,316,737
                                                                      -------------
             Total Heavy Construction...............................      3,250,933
                                                                      -------------
             HOLDING OFFICES: 12.94%
    865,000  Citic Pacific Ltd......................................      2,759,340
  1,553,000  Hutchison Whampoa......................................     14,061,499
    956,000  Shanghai Industrial Holding Ltd........................      2,279,520
                                                                      -------------
             Total Holding Offices..................................     19,100,359
                                                                      -------------
             HOUSEHOLD APPLIANCES: 0.74%
    934,000  Guangdong Kelon Electric...............................      1,089,455
                                                                      -------------
             MISCELLANEOUS MANUFACTURER: 1.47%
  1,045,000  Varitronix International Ltd...........................      2,175,217
                                                                      -------------
             MISCELLANEOUS TRANSPORTATION EQUIPMENT: 0.81%
  1,437,000  Cosco Pacific Ltd......................................      1,194,621
                                                                      -------------
             RADIO AND TELEVISION BROADCASTING: 0.80%
    253,000  T.V. Broadcasting Ltd..................................      1,186,959
                                                                      -------------
             REAL ESTATE: 18.90%
  1,162,000  Cheung Kong............................................     10,334,014
  2,414,000  Hang Lung Development..................................      2,986,911
    798,000  Henderson Land Development.............................      4,587,241
    949,600  HKR International Ltd..................................        820,029
    811,000  New World Development..................................      2,430,288
    738,000  Sun Hung Kai Properties Ltd............................      6,729,715
                                                                      -------------
             Total Real Estate......................................     27,888,198
                                                                      -------------
             REAL ESTATE OPERATORS AND LESSORS: 3.66%
    741,000  Hysan Development Company..............................      1,117,424
    520,000  Swire Pacific Ltd. A...................................      2,573,644

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

JUNE 30, 1999 (UNAUDITED) CONTINUED

-----------------------------------------------------------------------------------

SHARES                                                                        VALUE
-----------------------------------------------------------------------------------
             REAL ESTATE OPERATORS AND LESSORS: (CONTINUED)
    548,500  Wharf Holding Ltd......................................  $   1,710,826
                                                                      -------------
             Total Real Estate Operators and Lessors................      5,401,894
                                                                      -------------
             TELECOMMUNICATIONS: 1.52%
    866,200  Hong Kong Telecom......................................      2,249,608
                                                                      -------------
             WHOLESALE TRADE - NON-DURABLE GOODS: 1.53%
    940,000  Li & Fung Ltd..........................................      2,253,485
                                                                      -------------
             TOTAL INVESTMENTS IN SECURITIES
               (Identified Cost $114,006,843+): 100.08%.............    147,671,405
             LIABILITIES LESS OTHER ASSETS: (0.08)%.................       (117,741)
                                                                      -------------
             NET ASSETS: 100.00%....................................  $ 147,553,663
                                                                      -------------
                                                                      -------------

+ Cost for federal income tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation..............................  $ 35,414,201
    Gross unrealized depreciation..............................    (1,749,639)
                                                                 ------------
                                                                 $ 33,664,562
                                                                 ------------
                                                                 ------------

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999 (UNAUDITED)
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $114,006,843)..............  $ 147,671,405
Receivables:
    Securities sold..................................................      1,113,619
    Fund shares sold.................................................         59,638
    Dividends and interest...........................................        177,233
Unrealized gain on forward foreign currency contracts (Note 6).......            159
Prepaid expenses.....................................................         54,320
                                                                       -------------
    Total assets.....................................................    149,076,375
                                                                       -------------

LIABILITIES
Payables:
    Securities purchased.............................................        348,510
    Fund shares redeemed.............................................         22,545
Bank overdraft.......................................................        856,227
Due to Advisor (Note 3)..............................................        129,109
Other accrued expenses...............................................        166,321
                                                                       -------------
    Total liabilities................................................      1,522,712
                                                                       -------------
NET ASSETS...........................................................  $ 147,553,663
                                                                       -------------
                                                                       -------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($147,553,663/10,530,327 SHARES OUTSTANDING; UNLIMITED
    NUMBER OF SHARES AUTHORIZED WITHOUT PAR VALUE)...................         $14.01
                                                                              ------
                                                                              ------
SOURCE OF NET ASSETS
    Paid-in capital..................................................  $ 198,044,798
    Undistributed net investment income..............................      1,146,185
    Undistributed net realized loss on investments...................    (85,301,882)
    Net unrealized appreciation on investments.......................     33,664,562
                                                                       -------------
NET ASSETS...........................................................  $ 147,553,663
                                                                       -------------
                                                                       -------------

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENT OF OPERATIONS (UNAUDITED)

------------------------------------------------------------------------------------
                                                                  FOR THE SIX MONTHS
                                                                        ENDED
                                                                    JUNE 30, 1999
------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends.......................................................    $    2,443,112
Interest........................................................            11,151
                                                                  ------------------
    Total investment income.....................................         2,454,263
                                                                  ------------------

EXPENSES
Advisory fees (Note 3)..........................................           698,815
Administration fees (Note 3)....................................           174,704
Custodian.......................................................            87,302
Accounting......................................................            25,787
Transfer agent fees.............................................           211,679
Audit fees......................................................            14,706
Legal fees......................................................            21,781
Insurance fees..................................................             8,904
Trustees' fees..................................................            10,766
Registration fees...............................................             8,243
Reports to shareholders.........................................            42,944
Deferred organization costs amortization........................             8,753
Miscellaneous...................................................             4,684
                                                                  ------------------
    Total expenses..............................................         1,319,068
    Interest on loans...........................................            27,060
    Commitment fee on credit line (Note 5)......................            13,647
                                                                  ------------------
    Net expenses................................................         1,359,775
                                                                  ------------------
        NET INVESTMENT INCOME...................................         1,094,488
                                                                  ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments..............................         1,741,219
Net realized loss from foreign currency.........................            (9,074)
Net unrealized appreciation on:
    Investments.................................................        34,807,296
    Foreign currency............................................               580
                                                                  ------------------
    Net realized and unrealized gain on investments.............        36,540,021
                                                                  ------------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....    $   37,634,509
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------
                                              FOR THE SIX MONTHS
                                                    ENDED            FOR THE YEAR
                                                JUNE 30, 1999           ENDED
                                                 (UNAUDITED)      DECEMBER 31, 1998
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
Net investment income.......................    $    1,094,488      $    3,171,317
Net realized gain (loss) from investments...         1,741,219         (80,217,023)
Net realized loss from futures contracts....                --          (1,315,976)
Net realized loss on foreign currency.......            (9,074)            (40,096)
Net unrealized appreciation (depreciation) on:
    Investments.............................        34,807,296          33,981,087
    Foreign currency........................               580                (630)
                                              ------------------  ------------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                     37,634,509         (44,421,321)
                                              ------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income..................                --          (3,140,006)
From net realized gains.....................                --                  --
                                              ------------------  ------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....                --          (3,140,006)
                                              ------------------  ------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold...................        30,819,305         280,201,719
Net asset value of shares issued on
  reinvestment of distributions.............                --           2,903,219
Cost of shares redeemed.....................       (67,709,969)       (330,541,963)
                                              ------------------  ------------------
NET DECREASE FROM CAPITAL SHARE
  TRANSACTIONS..............................       (36,890,664)        (47,437,025)
                                              ------------------  ------------------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS................................           743,845         (94,998,352)

NET ASSETS
Beginning of period.........................       146,809,818         241,808,170
                                              ------------------  ------------------
End of period (including undistributed net
  investment income of $1,146,185 and
  $51,696, respectively)....................    $  147,553,663      $  146,809,818
                                              ------------------  ------------------
                                              ------------------  ------------------

CHANGES IN SHARES
Shares sold.................................         2,700,922          27,046,226
Shares reinvested from distributions........                --             308,245
Shares redeemed.............................        (5,802,730)        (32,456,034)
                                              ------------------  ------------------

    Net Decrease............................        (3,101,808)         (5,101,563)
                                              ------------------  ------------------
                                              ------------------  ------------------

See accompanying notes to financial statements.

                     GUINNESS FLIGHT CHINA & HONG KONG FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

------------------------------------------------------------------------------------------------------------------------------
                                                    FOR THE SIX                                                      FROM JUNE
                                                      MONTHS                                                         30, 1994*
                                                    ENDED JUNE            FOR THE YEARS ENDED DECEMBER 31,            THROUGH
                                                     30, 1999     ------------------------------------------------   DEC. 31,
                                                    (UNAUDITED)      1998         1997         1996        1995        1994
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............   $  10.77      $  12.91     $  17.71     $  13.64     $ 11.47     $ 12.50
                                                    -----------   ----------   ----------   ----------   ---------   ---------
                                                    -----------   ----------   ----------   ----------   ---------   ---------
Income from investment operations:
  Net investment income...........................       0.11          0.15         0.20         0.19        0.14        0.04
  Net realized and unrealized gain (loss) on
    investments...................................       3.13         (2.14)       (3.71)        4.43        2.20       (0.96)
                                                    -----------   ----------   ----------   ----------   ---------   ---------
Total from investment operations..................       3.24         (1.99)       (3.51)        4.62        2.34       (0.92)
                                                    -----------   ----------   ----------   ----------   ---------   ---------

Less distributions:
  From net investment income......................         --         (0.15)       (0.20)       (0.19)      (0.14)      (0.04)
  From net realized gains.........................         --            --        (1.09)       (0.36)      (0.03)      (0.07)
                                                    -----------   ----------   ----------   ----------   ---------   ---------
Total distributions...............................         --         (0.15)       (1.29)       (0.55)      (0.17)      (0.11)
                                                    -----------   ----------   ----------   ----------   ---------   ---------
Net asset value, end of period....................   $  14.01      $  10.77     $  12.91     $  17.71     $ 13.64     $ 11.47
                                                    -----------   ----------   ----------   ----------   ---------   ---------
                                                    -----------   ----------   ----------   ----------   ---------   ---------
Total return......................................      30.08%**     (15.27)%     (20.34)%      34.38%      20.45%      (7.74)%**

Ratios/supplemental data:
Net assets, end of period (thousands).............   $147,554      $146,810     $241,808     $311,521     $55,740     $ 2,287
Ratio of expenses to average net assets:
  Before expense reimbursement/ recoupment........       1.95%+        1.89%        1.70%        1.78%       3.02%++    19.92%+
  After expense reimbursement/ recoupment.........       1.95%+        1.89%        1.70%        1.96%       1.98%       2.00%+
Ratio of net investment income to average net
  assets:
  Before expense reimbursement/ recoupment........       1.57%+        1.60%        1.18%        1.57%       0.49%     (17.15)%+
  After expense reimbursement/ recoupment.........       1.57%+        1.60%        1.18%        1.39%       1.52%       0.78%+
  Portfolio turnover rate.........................      16.90%        86.59%       53.62%       30.40%      10.89%      27.25%
BANK LOANS
Amount outstanding at end of period (in
  thousands)......................................   $     --      $  4,274     $     --     $     --         n/a         n/a
Average amount of bank loans outstanding during
  the period (monthly average) (in thousands).....   $  1,017      $  8,765     $  2,305     $  1,413         n/a         n/a
Average number of shares outstanding during the
  period (monthly average) (in thousands).........     12,041        18,533       16,944       11,419         n/a         n/a
Average amount of debt per share during the
  period..........................................   $   0.08      $   0.47     $   0.14     $   0.12         n/a         n/a

----------------------------------------

*          Commencement of operations.
**         Not annualized.
+          Annualized.
++         Includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended December 31,
           1995, the ratio of expenses to average net assets before expense reimbursement would have been 3.04%.

See accompanying notes to financial statements.

GUINNESS FLIGHT MAINLAND CHINA FUND

THE BACKDROP

    China's economy continues to expand with improving macro-economic data. Export figures are increasing, and Beijing has made efforts to stimulate the economy by boosting the stock markets and cutting interest rates. As a result, stocks rose sharply during the second quarter, to a point where the share prices of even some poor quality companies increased to uncomfortable levels.

    The export growth rate reported for May, up 4.2% from April, was the strongest over the past 12 months. In particular, the significant pickup in exports to Japan and Europe has offset the decline in Hong Kong. Recovery of other Asian economies should provide China with a new area of economic growth.

THE FUND

    Despite the solid total return of the fund, its performance lagged the benchmarks. We attribute this situation to the fund's underweight asset allocation in Red Chips and H shares, a result of adopting a lower risk profile than that of the benchmark.

    We have subsequently rebalanced the portfolio from infrastructure stocks (generally China Plays and H shares) to exports-oriented stocks (selected Red Chips) as well as selective cyclicals (generally H shares) due to the improved near term outlook of the latter two sectors. We have increased the weighting to exports-related transport companies including CNAC, Cosco Pacific and China Merchant due to the recovery of regional demand. We also expect the bottoming of product prices in selected coal, steel and petrochemicals to benefit the cyclicals. Angang Newsteel, Beijing Yanhua, Jiangxi Copper and Zhenhai Refining were purchased as earnings are expected to rebound from this bottoming. Although we have trimmed the position in infrastructure stocks, we are still overweight in the sector as we expect them to deliver decent earnings growth.

    Beijing's policy of reflating domestic demand through stock market boosting measures and interest rate cuts has led to a significant increase in the trading volume in the domestic mainland 'A' share market. China Everbright was purchased in June as the strong performance of the 'A' share market would benefit its 49% owned Everbright Securities, one of the largest mainland brokerages. The B shares market has benefited from improved foreign sentiment as more market boosting measures are expected from the government. We have increased weightings of selective, good quality B shares.

    Yanzhou Coal, which was accumulated from January to April, was trimmed back in May because of the rebalancing of the cyclical weighting. Both China Foods and Shum Yip were sold because of their poor earnings outlooks.

THE OUTLOOK

    We believe that investing in China needs to be a long-term commitment as the stock market is very volatile, rumor-driven and dominated by retail investors. With the expected recovery of Asian intra-regional trade in the second half of 1999 and the continued health of the U.S. economy, China's exports should strengthen. Further, this export growth should also help ease concerns of a Renminbi devaluation.

    While a larger investment in Red Chips and H shares would have benefited the Fund in the short term, we believe that Red Chips are likely to underperform in the longer term since many of the issues arising from the liquidation of GITIC and the restructuring of Guangdong Enterprises are still unresolved. Potential cash calls and the general poor quality of some Red Chips businesses will also make it difficult for their share prices to perform well. With H shares, most companies in the airline and steel sectors are still expected to post poor earnings. However, we believe the H share infrastructure, power and road companies will deliver good performance due to the higher quality of their earnings growth.

    On the domestic demand side, we expect that China will place greater emphasis on monetary loosening as fixed asset investment growth peaked in February. We expect more interest rate cuts in the next 12 months. The impact of rate cuts on consumer consumption should be different this time around as there is a new policy objective behind the move. Beijing hopes to boost personal wealth through the stock market. We believe that the direct impact on the real economy will be limited in the short term because the level of participation for mainland Chinese investors in the domestic 'A' share stock market (20%) is much lower relative to that in the U.S. (40-50%). Nevertheless, the "feel good" factor from a strong stock market should improve consumer sentiment.

    The upcoming macro-economic data during the next six months will be critical for assessing whether the exports benefit from the recovery in regional demand is enough to maintain the pace of overall economic growth. Other important indicators will be the extent of lower interest rates and whether there is any effect from the strong 'A' share market on domestic consumption.

-- Adrian Fu
Hong Kong

                       GUINESS FLIGHT MAINLAND CHINA FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

                            KEY PORTFOLIO STATISTICS
                                 AS OF 6/30/99

# of Holdings in Portfolio:            47
Portfolio Turnover:                41.08%
% of Stocks in Top 10:             37.71%

                                 FUND MANAGERS:
                            Robert Conlon; Adrian Fu

    TOP 10 HOLDINGS (% OF NET ASSETS)
 ---------------------------------------
Cosco Pacific Ltd.                  6.20%
Brilliance China Automotive         4.20%
Yanzhou Coal Mining Co.             4.13%
China Telecom                       3.78%
Shanghai Industrial Hldg.           3.49%
NG Fund Hong Ltd.                   3.26%
Beijing Datang Power                3.25%
Zhejiang Southeast Electricity      3.19%
Guangdong Kelon Electric            3.16%
China Merchants Hai Hong Hldg.      3.05%
     TOP 5 SECTORS (% OF NET ASSETS)
 ---------------------------------------
Electric Power                     12.03%
Conglomerates and Diversified
 Operations                        11.96%
Engineering & Infrastructure       11.88%
Transport                          10.32%
Telecommunications                  5.92%

    TOP SHARE TYPES (% OF NET ASSETS)
 ---------------------------------------
H Shares                           48.43%
Red Chip                           22.29%
Shenzhen "B" Shares                 9.65%
Shanghai B Shares                   9.36%
China Plays                         4.63%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
MAINLAND CHINA FUND AND THE M.S.C.I. CHINA FREE INDEX
                                                                                                              Guinness
                                                                                                       Flight Mainland
                                                                                                                  Fund
11/3/1997*                                                                                                     $10,000
12/31/1997                                                                                                      $9,450
3/31/1998                                                                                                      $10,267
6/30/1998                                                                                                       $7,230
9/30/1998                                                                                                       $6,728
12/31/1998                                                                                                      $7,091
3/31/1999                                                                                                       $6,198
6/30/1999                                                                                                       $9,524
*Inception date.
Average Annual Total Return
One Year Since Inception
31.75% -2.90%
Past performance is not predictive of future performance

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
MAINLAND CHINA FUND AND THE M.S.C.I. CHINA FREE INDEX
                                                                                                        M.S.C.I. China
                                                                                                            Free Index
11/3/1997*                                                                                                     $10,000
12/31/1997                                                                                                      $7,947
3/31/1998                                                                                                       $7,806
6/30/1998                                                                                                       $5,055
9/30/1998                                                                                                       $4,289
12/31/1998                                                                                                      $4,464
3/31/1999                                                                                                       $3,926
6/30/1999                                                                                                       $7,096
*Inception date.
Average Annual Total Return
One Year Since Inception
31.75% -2.90%
Past performance is not predictive of future performance

                      GUINNESS FLIGHT MAINLAND CHINA FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

JUNE 30, 1999 (UNAUDITED)

-----------------------------------------------------------------------------------

SHARES       COMMON STOCKS: 94.34%                                            VALUE
-----------------------------------------------------------------------------------
             AUTOMOTIVE MANUFACTURER: 5.08%
    528,000  Qingling Motors Company Ltd.- H........................  $     127,940
     39,800  Brilliance China Automotive - N........................        611,925
                                                                      -------------
             Total Automotive Manufacturer..........................        739,865
                                                                      -------------
             CHEMICALS: 1.97%
  1,272,000  Beijing Yanhua Petrochem - H...........................        286,906
                                                                      -------------
             COAL MINING: 4.13%
  1,682,000  Yanzhou Coal Mining Co. - H............................        601,593
                                                                      -------------
             CONGLOMERATES & DIVERSIFIED OPERATIONS: 11.96%
    506,000  China Merchants Hai Hong Holdings......................        443,479
    118,000  China Resources Enterprises............................        208,361
     80,000  Citic Pacific Ltd......................................        255,199
     36,000  Hutchison Whampoa......................................        325,959
    213,000  Shanghai Industrial Holdings...........................        507,885
                                                                      -------------
             Total Conglomerates & Diversified Operations...........      1,740,883
                                                                      -------------
             CONSTRUCTION: 0.82%
    132,766  Shenzhen Fangda Co. Ltd. - B...........................        118,757
                                                                      -------------
             CONSUMER RELATED: 3.38%
    484,000  Glorious Sun Enterprises...............................        165,312
    488,000  Hengan International Group.............................        246,873
    744,000  Moulin International Holdings..........................         79,591
                                                                      -------------
             Total Consumer Related.................................        491,776
                                                                      -------------
             ELECTRIC POWER: 12.03%
  1,466,000  Beijing Datang Power Gen - H...........................        472,375
     18,000  CLP Holdings Ltd.......................................         87,464
    446,472  Guangdong Electric Power - B...........................        307,291
  1,002,000  Huaneng Power International Inc. - H...................        419,725
  1,051,000  Zhejiang Southeast Electricity - B.....................        464,542
                                                                      -------------
             Total Electric Power...................................      1,751,397
                                                                      -------------
             ELECTRICAL CONSUMER GOODS: 5.60%
    394,000  Guangdong Kelon Electric Hldg. - H.....................        459,577

                      GUINNESS FLIGHT MAINLAND CHINA FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

JUNE 30, 1999 (UNAUDITED) CONTINUED

-----------------------------------------------------------------------------------

SHARES                                                                        VALUE
-----------------------------------------------------------------------------------
             ELECTRICAL CONSUMER GOODS: (CONTINUED)
    373,133  Wuxi Little Swan Co. - B...............................  $     355,885
                                                                      -------------
             Total Electrical Consumer Goods........................        815,462
                                                                      -------------
             ENGINEERING & INFRASTRUCTURE: 11.88%
  1,432,000  Anhui Expressway Co. Ltd. - H..........................        195,642
    142,000  Cheung Kong Infrastructure.............................        293,750
    902,000  Jiangsu Expressway Co. Ltd. - H........................        195,312
    195,000  New World Infrastructure...............................        366,945
    162,000  Road King Infrastructure...............................        114,840
    778,000  Shenzen Expressway Co. - H.............................        164,451
  2,000,000  Zhejiang Expressway Co. - H............................        396,976
                                                                      -------------
             Total Engineering & Infrastructure.....................      1,727,916
                                                                      -------------
             FINANCE: 2.61%
    380,000  China Everbright Ltd...................................        379,576
                                                                      -------------
             FOOD & BEVERAGE: 3.90%
    570,000  Ng Fung Hong Ltd.......................................        473,858
    180,000  Yantai Changyu Pioneer Wine Co. - B....................         93,960
                                                                      -------------
             Total Food & Beverage..................................        567,818
                                                                      -------------
             MANUFACTURERS/MACHINERY: 4.53%
    172,952  China International Marine Containers - B..............        158,270
    230,000  Hung Hing Print Group..................................         94,862
     34,000  Johnson Electric Holdings..............................        140,230
    160,000  Shandong Chenmimg Paper - B............................         83,520
    350,000  Shanghai Zhenhua Port Machinery Co. - B................        182,000
                                                                      -------------
             Total Manufacturers/Machinery..........................        658,882
                                                                      -------------
             METALS: 1.56%
  1,730,000  Jiangxi Copper Co. Ltd. - H............................        227,436
                                                                      -------------
             OIL REFINING: 1.83%
    880,000  Zhenhai Refining & Chem Co. - H........................        266,541
                                                                      -------------
             PHARMACEUTICALS: 2.90%
  1,708,000  China Pharmaceutical Enterprises.......................        345,622
    476,000  Guangzhou Pharmaceutical - H...........................         76,689
                                                                      -------------
             Total Pharmaceuticals..................................        422,311
                                                                      -------------

                      GUINNESS FLIGHT MAINLAND CHINA FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

JUNE 30, 1999 (UNAUDITED) CONTINUED

-----------------------------------------------------------------------------------

SHARES                                                                        VALUE
-----------------------------------------------------------------------------------
             REAL ESTATE: 0.45%
    286,000  China Resources Beijing Land...........................  $      65,615
                                                                      -------------
             STEEL MANUFACTURER: 2.55%
  2,486,000  Angang New Steel Co. Ltd. - H..........................        371,683
                                                                      -------------
             TELECOMMUNICATIONS: 5.92%
    198,000  China Telecom..........................................        549,954
    305,000  Eastern Communications Co. - B.........................        311,100
                                                                      -------------
             Total Telecommunications...............................        861,054
                                                                      -------------
             TRANSPORT: 10.32%
  1,085,000  Cosco Pacific Ltd......................................        901,994
  1,746,000  China National Aviation................................        333,058
    392,933  Shanghai Dazhong Taxi Co. - B..........................        267,194
                                                                      -------------
             Total Transport........................................      1,502,246
                                                                      -------------
             WHOLESALE: 0.92%
     56,000  LI & Fung Ltd..........................................        134,250
                                                                      -------------
             TOTAL INVESTMENTS IN SECURITIES: 94.34%
               (Identified Cost $11,185,881+).......................     13,731,967
             OTHER ASSETS LESS LIABILITIES: 5.66%...................        822,490
                                                                      -------------
             NET ASSETS: 100.00%....................................  $  14,554,457
                                                                      -------------
                                                                      -------------

+ Cost for federal income tax purposes is the same.
Net unrealized depreciation consists of:
    Gross unrealized appreciation..................  $ 2,947,973
    Gross unrealized depreciation..................     (401,887)
                                                     -----------
                                                     $ 2,546,086
                                                     -----------
                                                     -----------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999 (UNAUDITED)

------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $11,185,881)................  $ 13,731,967
Cash                                                                       1,029,379
Receivables:
    Fund shares sold..................................................        71,000
    Dividends and interest............................................        39,128
    Due from Advisor (Note 3).........................................         4,358
Prepaid expenses......................................................        15,566
Deferred organization costs...........................................        16,126
                                                                        ------------
    Total assets......................................................    14,907,524
                                                                        ------------

LIABILITIES
Payables:
    Securities purchased..............................................       329,069
    Unrealized loss on forward foreign currency contracts (Note 6)....            36
Accrued expenses......................................................        23,962
                                                                        ------------
    Total liabilities.................................................       353,067
                                                                        ------------
NET ASSETS............................................................  $ 14,554,457
                                                                        ------------
                                                                        ------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($14,554,457/1,239,306 shares outstanding; unlimited
    number of shares authorized without par value)....................        $11.74
                                                                              ------
                                                                              ------
SOURCE OF NET ASSETS
    Paid-in capital...................................................  $ 16,083,912
    Undistributed net investment income...............................       125,943
    Undistributed net realized loss on investments....................    (4,201,419)
    Net unrealized appreciation (depreciation) on:
        Investments...................................................     2,546,086
        Foreign currency..............................................           (65)
                                                                        ------------
NET ASSETS............................................................  $ 14,554,457
                                                                        ------------
                                                                        ------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

STATEMENT OF OPERATIONS (UNAUDITED)

------------------------------------------------------------------------------------
                                                                  FOR THE SIX MONTHS
                                                                        ENDED
                                                                    JUNE 30, 1999
------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends.......................................................     $    209,342
Interest........................................................            8,565
                                                                  ------------------
    Total investment income.....................................          217,907
                                                                  ------------------

EXPENSES
Advisory fees (Note 3)..........................................           47,175
Administration fees (Note 3)....................................           11,787
Custodian.......................................................           23,459
Accounting......................................................           20,906
Transfer agent fees.............................................           45,753
Audit fees......................................................            8,237
Legal fees......................................................            1,993
Insurance.......................................................              786
Trustees' fees..................................................            3,037
Registration fees...............................................            8,041
Reports to shareholders.........................................            6,681
Deferred organization costs amortization........................            2,380
Miscellaneous...................................................            2,414
                                                                  ------------------
    Total expenses..............................................          182,649
    Interest on loans...........................................              112
    Commitment fee on credit line (Note 5)......................               45
    Less: Expenses reimbursed (Note 3)..........................          (89,339)
                                                                  ------------------
    Net expenses................................................           93,467
                                                                  ------------------
        NET INVESTMENT INCOME...................................          124,440
                                                                  ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investments..............................       (1,683,929)
Net realized loss from foreign currency.........................             (398)
Net unrealized appreciation (depreciation) on:..................
    Investments.................................................        4,916,432
    Foreign currency............................................              (44)
                                                                  ------------------
    Net realized and unrealized loss on investments.............        3,232,061
                                                                  ------------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....     $  3,356,501
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------
                                             FOR THE SIX MONTHS
                                                   ENDED            FOR THE YEAR
                                               JUNE 30, 1999           ENDED
                                                (UNAUDITED)      DECEMBER 31, 1998
-----------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment income......................    $      124,440      $      154,454
Net realized loss from investments.........        (1,683,929)         (2,515,925)
Net realized loss on foreign currency......              (398)             (1,488)
Net unrealized appreciation (depreciation)
  on:
    Investments............................         4,916,432          (2,313,644)
    Foreign currency.......................               (44)                (44)
                                             ------------------  ------------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS............         3,356,501          (4,676,647)
                                             ------------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.................                --            (152,968)
                                             ------------------  ------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS....                --            (152,968)
                                             ------------------  ------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..................         3,598,528           7,893,569
Net asset value of shares issued on
  reinvestment of distributions............                --             144,254
Cost of shares redeemed....................        (2,753,691)         (9,256,759)
                                             ------------------  ------------------
NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS.............................           844,837          (1,218,936)
                                             ------------------  ------------------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS...............................         4,201,338          (6,048,551)

NET ASSETS
Beginning of period........................        10,353,119          16,401,670
                                             ------------------  ------------------
End of period (including undistributed net
  investment income of $125,943 and $1,503,
  respectively)                                $   14,554,457      $   10,353,119
                                             ------------------  ------------------
                                             ------------------  ------------------

CHANGES IN SHARES
Shares sold................................           390,133             743,724
Shares issued on reinvestment of dividend
  distributions............................                --              16,203
Shares redeemed............................          (334,950)           (967,054)
                                             ------------------  ------------------

    Net Increase (Decrease)................            55,183            (207,127)
                                             ------------------  ------------------
                                             ------------------  ------------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT MAINLAND CHINA FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

-----------------------------------------------------------------------------------
                                         FOR THE SIX
                                            MONTHS                     NOVEMBER 3,
                                            ENDED      FOR THE YEAR       1997*
                                           JUNE 30,        ENDED         THROUGH
                                             1999      DECEMBER 31,   DECEMBER 31,
                                         (UNAUDITED)       1998           1997
-----------------------------------------------------------------------------------
Net asset value, beginning of period...   $     8.74     $   11.79      $   12.50
                                         ------------  -------------  -------------
Income from investment operations:
  Net investment income................         0.10          0.11           0.02
  Net realized and unrealized loss on
    investments........................         2.90         (3.05)         (0.71)
                                         ------------  -------------  -------------
Total from investment operations                3.00         (2.94)         (0.69)
                                         ------------  -------------  -------------

Less distributions:
  From net investment income...........           --         (0.11)         (0.02)
                                         ------------  -------------  -------------
Total distributions....................           --         (0.11)         (0.02)
                                         ------------  -------------  -------------
Net asset value, end of period.........   $    11.74     $    8.74      $   11.79
                                         ------------  -------------  -------------
                                         ------------  -------------  -------------
Total return...........................        34.32%++      (24.96)%       (5.50)%++
Ratios/supplemental data:
Net assets, end of period (in
 thousands)............................   $   14,554     $  10,353      $  16,402
Ratio of expenses to average net
 assets:
  Before expense reimbursement.........         3.87%+        3.13 %         2.69 %+
  After expense reimbursement..........         1.98%+        1.98 %         1.98 %+
Ratio of net investment income to
 average net assets:
  Before expense reimbursement.........         0.74%+       (0.05)%         1.17 %+
  After expense reimbursement..........         2.63%+        1.10 %         1.88 %+
Portfolio turnover rate................        41.08%        82.00 %           --

BANK LOANS
Amount outstanding at end of period (in
 thousands)............................   $       --     $     115            n/a
Average amount of bank loans oustanding
 during the period (monthly average)
 (in thousands)........................   $       16     $      10            n/a
Average number of shares outstanding
 during the period (montly average) (in
 thousands)............................        1,164         1,403            n/a
Average amount of debt per share during
 the period............................   $     0.01     $    0.01            n/a

*          Commencement of operations.
++         Not Annualized.
+          Annualized.

See accompanying notes to financial statements.

GUINNESS FLIGHT NEW EUROPE FUND

THE BACKDROP

    European markets regained some strength toward the end of the first half of 1999 after a poor start to the year. Most noticeable was the improvement of the German economy, suggesting that the region's lackluster 1998 fourth quarter results were not a sign of worse things to come.

    The weakness in the value of the Euro against other currencies, and especially the U.S. dollar, persisted. As time elapsed, this weakness became a positive factor in the case for European equities since it presented a further boost to the competitiveness of European industry. Business confidence survey results have also grown more positive over the period.

    Mergers and acquisitions activity, as well as a record number of new, small company equities offerings, have had a generally positive influence on the overall levels of stock market indices in Europe.

THE FUND

    The Guinness Flight New Europe Fund outperformed its closest benchmark index, the FT/S&P Europe dollar adjusted index, through June 30.

    We have allocated fund assets toward companies with above average growth prospects. There were three purchases made of newly listed companies, which very quickly achieved the price targets we expected. These were Aerospatiale-Matra, Beate Uhse and TPI. In addition, the fund purchased Karstadt, a retailer in Germany, which has recently merged with a non-listed competitor and is rapidly realizing synergies stemming from better purchasing power, a re-vamp of its stores and better organization of its mail order businesses.

    Due to management changes and unfavorable outlooks, we have sold Telecom Italia in Italy and National Power in the U.K.

    We have increased fund exposure in Eastern Europe. The first half of 1999 was disappointing for investments in this area as many investors in emerging markets chose to emphasise other areas of the world. With the recent underperformance of markets such as Poland, Hungary and the Czech Republic compared to markets in Latin America and the Far East, the Eastern European markets are now looking very attractively valued.

    While we have made a slight shift in emphasis towards smaller companies and Eastern Europe in the portfolio, the fund still maintains its investment focus on the beneficiaries of economic and monetary union overall.

THE OUTLOOK

    The improving European economy signals that most of the bad news is likely behind us. Several factors will drive equity markets over the coming months, including increased production and domestic demand in France, Germany and Italy; a further upswing in construction confidence; and increasing car sales, which are already up 8% in the first half of 1999.

    Moreover, loose monetary policy should continue to bring economic benefits with a positive yield curve and a growth in private sector lending. Europe's export sector, which is strongly represented in Europe's equity markets, should also benefit from the rebound in the economic fortunes of not just the South East Asian economies but that of Japan as well. Likewise, smaller companies have already started to outperform against this more positive economic backdrop.

    We believe the Euro at its June 30 level is markedly under-valued and therefore the current asset allocation focus on Euro-zone stocks should help the fund outperform the benchmark index going forward.

    We will increase the fund's exposure to the above areas over the coming months as they offer compelling reasons for investors interested in investing outside the United States over the next six months to favor European equity markets.

-- David Potts
London

                        GUINNESS FLIGHT NEW EUROPE FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

                            KEY PORTFOLIO STATISTICS
                                 AS OF 6/30/99

# of Holdings in the Portfolio:         32
Portfolio Turnover:                 18.28%
% of Stocks in Top 10:              43.89%

                                 FUND MANAGERS:
                          David Potts; Jeremy Podger;
                                 Camilla Reeves

    TOP 10 HOLDINGS (% OF NET ASSETS)
 ---------------------------------------
Nokia                               6.04%
Kardstadt                           4.86%
Kamps                               4.85%
Banque National De Paris            4.81%
Mannesmann                          4.77%
Tieto Corp.                         4.02%
Promodes                            3.94%
National Grid Group                 3.68%
AXA Company                         3.59%
Mol Magyar Olay                     3.33%
     TOP 5 SECTORS (% OF NET ASSETS)
 ---------------------------------------
Retail                             14.93%
Telecommunications                 13.83%
Insurance                           9.35%
Telecommunications Equip.           8.46%
Manufacturing                       7.16%

    TOP 5 COUNTRIES (% OF NET ASSETS)
 ---------------------------------------
Germany                            22.46%
France                             14.76%
United Kingdom                     12.59%
Finland                            10.06%
Spain                               7.77%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
                       NEW EUROPE FUND AND THE FT/S&P ACTUARIES WORLD INDEX

                                                                                                     Guinness Flight New Europe Fund
11/23/1998*
11/30/1998
12/31/1998
3/31/1999
6/30/1999
*Inception date.
Total Return
Since Inception
2.80%
Past performance is not predictive of future performance

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
                       NEW EUROPE FUND AND THE FT/S&P ACTUARIES WORLD INDEX
11/23/1998*                                                                                            $10,000
11/30/1998                                                                                             $10,088
12/31/1998                                                                                             $10,712
3/31/1999                                                                                              $10,080
6/30/1999                                                                                              $10,280
*Inception date.
Total Return
Since Inception
2.80%
Past performance is not predictive of future performance

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
                       NEW EUROPE FUND AND THE FT/S&P ACTUARIES WORLD INDEX
                                                                                                       FT/S&P Actuaries World Index,
                                                                                                                              Europe
11/23/1998*                                                                                                                  $10,000
11/30/1998                                                                                                                    $9,977
12/31/1998                                                                                                                   $10,062
3/31/1999                                                                                                                    $10,156
6/30/1999                                                                                                                    $10,129
*Inception date.
Total Return
Since Inception
2.80%
Past performance is not predictive of future performance

                        GUINNESS FLIGHT NEW EUROPE FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

JUNE 30, 1999 (UNAUDITED)

----------------------------------------------------------------------------------------

SHARES       COMMON STOCKS: 96.69%                                                 VALUE
----------------------------------------------------------------------------------------
             CZECH REPUBLIC: 3.16%
       763   Ceske Radiokomunikace - GDR.....................................  $  26,324
                                                                               ---------
             DENMARK: 2.95%
       500   Tele Danmark 'B'................................................     24,542
                                                                               ---------
             FINLAND: 10.06%
       574   Nokia OYJ - K shares............................................     50,285
       803   Tieto Corp......................................................     33,436
                                                                               ---------
             Total Finland...................................................     83,721
                                                                               ---------
             FRANCE: 14.76%
       143   Alcatel.........................................................     20,118
       245   AXA Company.....................................................     29,872
       481   Banque National De Paris........................................     40,056
        50   Promodes........................................................     32,800
                                                                               ---------
             Total France....................................................    122,846
                                                                               ---------
             GERMANY: 22.46%
       185   Daimler Chrysler AG.............................................     16,016
       991   Kamps AG........................................................     40,344
        85   Karstadt AG.....................................................     40,473
       260   Mannesmann AG...................................................     39,659
       314   Metro AG........................................................     19,482
       200   Sixt AG.........................................................     13,976
       500   Telegate........................................................     17,006
                                                                               ---------
             Total Germany...................................................    186,956
                                                                               ---------
             GREECE: 2.91%
     1,000   Panafon Hellenic................................................     24,250
                                                                               ---------
             HUNGARY: 5.43%
     1,150   Mol Magyar Olay-ES Gazi.........................................     27,719
     1,500   Synergon Info Systems...........................................     17,475
                                                                               ---------
             Total Hungary...................................................     45,194
                                                                               ---------
             ITALY: 5.46%
       772   Assicurazione Generali SpA......................................     26,766

                        GUINNESS FLIGHT NEW EUROPE FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

JUNE 30, 1999 (UNAUDITED) CONTINUED

----------------------------------------------------------------------------------------

SHARES                                                                             VALUE
----------------------------------------------------------------------------------------
             ITALY: (CONTINUED)
       830   Rolo Banca SpA..................................................  $  18,649
                                                                               ---------
             Total Italy.....................................................     45,415
                                                                               ---------
             NETHERLANDS: 5.09%
       299   Equant..........................................................     27,550
       290   Heineken........................................................     14,840
                                                                               ---------
             Total Netherlands...............................................     42,390
                                                                               ---------
             PORTUGAL: 1.94%
       125   Telecel Comunicacoes Pessoai....................................     16,104
                                                                               ---------
             SPAIN: 7.77%
     1,170   Endesa SA.......................................................     24,937
     1,250   Funespana SA....................................................     24,478
     1,188   NH Hoteles SA...................................................     15,207
                                                                               ---------
             Total Spain.....................................................     64,622
                                                                               ---------
             SWITZERLAND: 2.11%
        12   Novartis AG.....................................................     17,526
                                                                               ---------
             UNITED KINGDOM: 12.59%
       537   Cable & Wireless Plc............................................      6,841
     1,490   Commercial Union Plc............................................     21,187
     4,400   National Grid Group Plc.........................................     30,588
     4,685   Rolls Royce Plc.................................................     19,885
     3,500   Shell Transport & Trading.......................................     26,249
                                                                               ---------
             Total United Kingdom............................................    104,750
                                                                               ---------
             TOTAL INVESTMENTS IN SECURITIES
               (Identified Cost $833,077+): 96.69%...........................    804,640
             OTHER ASSETS LESS LIABILITIES: 3.31%............................     27,528
                                                                               ---------
             NET ASSETS: 100.00%.............................................  $ 832,168
                                                                               ---------
                                                                               ---------

 + Cost for federal income tax purposes is the same.
Net unrealized depreciation consists of:
    Gross unrealized appreciation....................  $     54,723
    Gross unrealized depreciation....................       (83,160)
                                                       ------------
                                                       $    (28,437)
                                                       ------------
                                                       ------------

See accompanying notes to financial statements.

                        GUINNESS FLIGHT NEW EUROPE FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

JUNE 30, 1999 (UNAUDITED)

-------------------------------------------------------------------------------------

                                                                             % OF
INDUSTRY                                                                  NET ASSETS
-------------------------------------------------------------------------------------

Automotive..............................................................        1.92%
Banking.................................................................        7.05
Computer Networking.....................................................        3.31
Computer Software.......................................................        6.12
Food/Beverage...........................................................        6.63
Insurance...............................................................        9.35
Investing...............................................................        1.83
Manufacturers...........................................................        7.16
Oil/Petroleum Refining..................................................        6.49
Real Estate.............................................................        2.94
Retail..................................................................       14.93
Telecommunications......................................................       13.83
Telecommunications Equipment............................................        8.46
Utility.................................................................        6.67
                                                                          -----------
TOTAL INVESTMENTS IN SECURITIES.........................................       96.69
OTHER ASSETS LESS LIABILITIES...........................................        3.31
                                                                          -----------
NET ASSETS..............................................................      100.00%
                                                                          -----------
                                                                          -----------

See accompanying notes to financial statements.

                        GUINNESS FLIGHT NEW EUROPE FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1999 (UNAUDITED)
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $833,077)......................  $ 804,640
Cash.....................................................................      7,521
Receivables:
    Securities sold......................................................     34,332
    Dividends and interest...............................................      1,714
Prepaid expenses.........................................................     13,029
                                                                           ---------
    Total assets.........................................................    861,236
                                                                           ---------

LIABILITIES
Payables:
    Securities purchased.................................................      3,618
Due to Advisor (Note 3)..................................................      7,215
Accrued expenses.........................................................     18,235
                                                                           ---------
    Total liabilities....................................................     29,068
                                                                           ---------
    NET ASSETS...........................................................  $ 832,168
                                                                           ---------
                                                                           ---------

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($832,168/64,737 shares outstanding; unlimited number of shares
    authorized without par value)........................................     $12.85
                                                                              ------
                                                                              ------
SOURCE OF NET ASSETS
    Paid-in capital......................................................  $ 858,473
    Undistributed net investment income..................................        565
    Undistributed net realized gain on investments.......................      1,716
    Net unrealized depreciation on:
        Investments......................................................    (28,437)
        Foreign Currency.................................................       (149)
                                                                           ---------
NET ASSETS...............................................................  $ 832,168
                                                                           ---------
                                                                           ---------

See accompanying notes to financial statements.

                        GUINNESS FLIGHT NEW EUROPE FUND

STATEMENT OF OPERATIONS (UNAUDITED)
------------------------------------------------------------------------------------
                                                                  FOR THE SIX MONTHS
                                                                        ENDED
                                                                    JUNE 30, 1999

------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends (net of foreign taxes withheld of $970)...............      $    7,113
Interest........................................................           1,132
                                                                      ----------
    Total investment income.....................................           8,245
                                                                      ----------

EXPENSES
Advisory fees (Note 3)..........................................           3,867
Administration fee (Note 3).....................................             969
Custodian.......................................................          13,053
Accounting......................................................          12,867
Transfer agent fees.............................................          11,421
Audit fees......................................................           7,742
Legal fees......................................................              99
Insurance.......................................................              28
Trustees' fees..................................................           2,328
Registration fees...............................................           8,365
Reports to shareholders.........................................             155
Miscellaneous...................................................           2,353
                                                                      ----------
    Total expenses..............................................          63,247
    Commitment fee on credit line (Note 5)......................              36
    Less: Expenses reimbursed (Note 3)..........................         (55,603)
                                                                      ----------
    Net expenses................................................           7,680
                                                                      ----------
        NET INVESTMENT INCOME...................................             565
                                                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from foreign currency.........................           1,629
Net unrealized depreciation on:
    Investments.................................................         (44,439)
    Foreign currency............................................            (435)
                                                                      ----------
    Net realized and unrealized loss on investments.............         (43,245)
                                                                      ----------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....      $  (42,680)
                                                                      ----------
                                                                      ----------

See accompanying notes to financial statements.

                        GUINNESS FLIGHT NEW EUROPE FUND

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------
                                             FOR THE SIX MONTHS
                                                   ENDED         NOVEMBER 23, 1998*
                                               JUNE 30, 1999           THROUGH
                                                (UNAUDITED)       DECEMBER 31, 1998

------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
Net investment income (loss)...............     $        565         $       (97)
Net realized gain on foreign currency......            1,629                  87
Net unrealized appreciation (depreciation)
  on:
    Investments............................          (44,439)             16,002
    Foreign currency.......................             (435)                286
                                             ------------------       ----------
        NET INCREASE (DECREASE) IN NET
          ASSETS RESULTING FROM
          OPERATIONS.......................          (42,680)             16,278
                                             ------------------       ----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..................          786,378             292,695
Cost of shares redeemed....................         (320,503)                 --
                                             ------------------       ----------
NET INCREASE FROM CAPITAL SHARE
  TRANSACTIONS.............................          465,875             292,695
                                             ------------------       ----------

    TOTAL INCREASE IN NET ASSETS...........          423,195             308,973

NET ASSETS
Beginning of period........................          408,973             100,000
                                             ------------------       ----------
End of period (including undistributed net
  investment income
  of $565 and $0, respectively)............     $    832,168         $   408,973
                                             ------------------       ----------
                                             ------------------       ----------

CHANGES IN SHARES
Shares sold................................           59,108              22,534
Shares redeemed............................          (24,905)                 --
                                             ------------------       ----------
    Net Increase...........................           34,203              22,534
                                             ------------------       ----------
                                             ------------------       ----------

*          Commencement of operations.

See accompanying notes to financial statements.

                        GUINNESS FLIGHT NEW EUROPE FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------------
                                             FOR THE SIX MONTHS
                                                   ENDED          NOVEMBER 23, 1998*
                                               JUNE 30, 1999            THROUGH
                                                (UNAUDITED)        DECEMBER 31, 1998
--------------------------------------------------------------------------------------
Net asset value, beginning of period.......      $    13.39            $   12.50
                                                   --------              -------
Income from investment operations:
    Net investment income..................            0.01                   --
    Net realized and unrealized gain (loss)
      on investments.......................           (0.55)                0.89
                                                   --------              -------
Total from investment operations...........           (0.54)                0.89
                                                   --------              -------
Net asset value, end of period.............      $    12.85            $   13.39
                                                   --------              -------
                                                   --------              -------
Total return...............................           (4.03)%++             7.12 %++
Ratios/supplemental data:
Net assets, end of period (in thousands)...      $      832            $     409
Ratio of expenses to average net assets:
    Before expense reimbursement...........           16.31%+              10.48 %+
    After expense reimbursement............            1.98%+               1.98 %+
Ratio of net investment income to average
  net assets:
    Before expense reimbursement...........          (14.19)%+             (9.01)%+
    After expense reimbursement............            0.15%+              (0.46)%+
Portfolio turnover rate....................           18.28%                  -- %

*          Commencement of operations.
+          Annualized.
++         Not Annualized.

See accompanying notes to financial statements.

GUINNESS FLIGHT WIRED INDEX-TM- FUND

THE BACKDROP

    The U.S. economy's solid growth path for the first quarter was confirmed by the 4.5% increase in GDP. This impressive performance was, however, tainted by the GDP Price Deflator, a measure of inflation. Its increase of 1.4% was the biggest increase in two years and led to a sell-off in the stock market towards the end of April. A revised first quarter growth rate of 4.1% was then released during the same month, indicating a slowing in the U.S. economy.

    Concern over the strength of various industries, especially the technology sector, negatively affected the broader market. While technology stocks had been driving the Nasdaq Index and the broader market indices, market emphasis turned from technology into cyclical and financial stocks.

    Fears that the Federal Reserve would increase interest rates also put pressure on equities. Technology stocks with their already high valuations looked even more stretched in light of increased rates. The second quarter was especially volatile as the market wrestled with which way interest rates would go. At one point, the yield on the 30-year Treasury Bond increased to its highest levels in months as bonds weakened on the back of expected interest rate hikes.

    As a neutral monetary policy became more evident with only a small interest rate increase, a strong relief rally pushed the S&P500 index to an all time record high, matching the record levels to which the Dow Jones Industrial Index had risen earlier in the year.

THE FUND

    We employed the full replication method in tracking the Wired Index-TM-, and as a result, we bought all 40 constituent stocks in the respective index weightings. Stocks such as Charles Schwab, Sony and Cisco continue to dominate the performance of the fund and remain in the news due to their aggressive and innovative strategies.

THE OUTLOOK

    The fund is well positioned to track the index into the the remainder of this year and beyond. The expected tracking error, which decreases as the fund grows in size, should continue to decrease with daily net inflows.

    We believe the U.S. economy will continue to enjoy a healthy relationship with and within the global economy, as evidenced by the various announcements of mergers and company expansions during this first half of 1999. America OnLine recently launched China.com, Disney will expand into Hong Kong with a new theme park, and Charles Schwab and Japan's Tokio Marine and Fire will soon form a retail brokerage to service Japanese investors. We also expect to see increased Internet activities as marketing and infrastructure innovations reach customers in new ways. The New Economy is alive and well as companies forge new alliances, merge with others and embark on global expansion.

-- Doug Blatch
Cape Town, South Africa

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

                            KEY PORTFOLIO STATISTICS
                                 AS OF 6/30/99

# of Holdings in the Portfolio:         40
Portfolio Turnover:                  3.40%
% of Stocks in Top 10:              37.22%

                                 FUND MANAGER:
                                  Doug Blatch

    TOP 10 HOLDINGS (% OF NET ASSETS)
 ---------------------------------------
Charles Schwab & Co., Inc.          4.70%
Applied Materials Inc.              4.16%
Sun Microsystems, Inc.              3.87%
First Data Corp.                    3.72%
Sony Corp.                          3.64%
Nokia Corp.                         3.64%
Yahoo! Inc.                         3.46%
Enron Corp.                         3.42%
Cisco Systems, Inc.                 3.32%
America Online                      3.29%
     TOP 5 SECTORS (% OF NET ASSETS)
 ---------------------------------------
Telecommunications                 11.57%
Financial Services                  8.43%
Internet/New media                  6.76%
Media                               6.23%
Software                            5.08%

    TOP 5 COUNTRIES (% OF NET ASSETS)
 ---------------------------------------
United States                      82.74%
United Kingdom                      7.87%
Finland                             3.64%
Australia                           3.19%
Germany                             2.20%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
WIRED-Registered Trademark-INDEX FUND AND WIRED INDEX-TM-
AND NASDAQ COMPOSITE INDEX
                                                                                                                     Guinness Flight
                                                                                                         Wired-Registered Trademark-
                                                                                                                          Index Fund
12/15/1998*                                                                                                                  $10,000
12/31/1998                                                                                                                   $11,160
3/31/1999                                                                                                                    $13,408
6/30/1999                                                                                                                    $14,016
*Inception date.
Total Return
Since Inception
40.16%
Past performance is not predictive of future performance

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
WIRED-Registered Trademark-INDEX FUND AND WIRED INDEX-TM-
AND NASDAQ COMPOSITE INDEX
                                                                                                           Wired
                                                                                                       Index-TM-
12/15/1998*                                                                                              $10,000
12/31/1998                                                                                               $11,411
3/31/1999                                                                                                $13,790
6/30/1999                                                                                                $14,475
*Inception date.
Total Return
Since Inception
40.16%
Past performance is not predictive of future performance

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE GUINNESS FLIGHT
WIRED-Registered Trademark-INDEX FUND AND WIRED INDEX-TM-
AND NASDAQ COMPOSITE INDEX
                                                                                                         Nasdaq Composite Index
12/15/1998*                                                                                                             $10,000
12/31/1998                                                                                                              $10,898
3/31/1999                                                                                                               $12,233
6/30/1999                                                                                                               $13,350
*Inception date.
Total Return
Since Inception
40.16%
Past performance is not predictive of future performance

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

JUNE 30, 1999 (UNAUDITED)

------------------------------------------------------------------------------------

SHARES     COMMON STOCKS: 99.64%                                               VALUE
------------------------------------------------------------------------------------
           AGRI-CHEMICALS: 1.97%
   55,039  Monsanto Co...............................................  $   2,170,601
                                                                       -------------
           AIR TRANSPORT: 2.73%
   44,069  AMR Corp..................................................      3,007,709
                                                                       -------------
           AUTOMOBILE: 2.20%
   27,295  DaimlerChrysler AG........................................      2,425,843
                                                                       -------------
           BANKING: 2.93%
   37,807  State Street Corp.........................................      3,227,773
                                                                       -------------
           BIOLOGICAL RESEARCH: 0.43%
    5,854  Affymetrix Inc............................................        289,041
    7,140  Incyte Pharmaceuticals Inc................................        188,764
                                                                       -------------
           Total Biological Research.................................        477,805
                                                                       -------------
           COMPUTER COMMUNICATION EQUIPMENT: 3.32%
   56,700  Cisco Systems Inc.........................................      3,657,150
                                                                       -------------
           COMPUTER MANUFACTURING: 2.40%
   71,526  Dell Computer Corp........................................      2,646,462
                                                                       -------------
           COMPUTER PROCESSING & DATA PREPARATION: 0.46%
   20,267  Acxiom Corp...............................................        505,408
                                                                       -------------
           COMPUTER STORAGE DEVICES: 3.09%
   61,858  EMC Corp./Mass............................................      3,402,190
                                                                       -------------
           COMPUTERS: 3.87%
   61,920  Sun Microsystems Inc......................................      4,264,740
                                                                       -------------
           CONSUMER ELECTRONICS: 3.64%
   36,354  Sony Corp.................................................      4,012,573
                                                                       -------------
           ENERGY/PETROLEUM: 3.42%
   46,040  Enron Corp................................................      3,763,770
                                                                       -------------
           ENTERTAINMENT: 2.43%
   87,045  Walt Disney Company.......................................      2,682,074
                                                                       -------------
           FINANCIAL SERVICES: 8.43%
   47,171  Charles Schwab & Co. Inc..................................      5,182,914

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

JUNE 30, 1999 (UNAUDITED) CONTINUED

------------------------------------------------------------------------------------

SHARES                                                                         VALUE
------------------------------------------------------------------------------------
           FINANCIAL SERVICES: (CONTINUED)
   83,682  First Data Corp...........................................  $   4,095,188
                                                                       -------------
           Total Financial Services..................................      9,278,102
                                                                       -------------
           HOTELS MANAGEMENT: 2.17%
   64,083  Marriott International....................................      2,395,102
                                                                       -------------
           INDUSTRY MACHINERY: 4.16%
   62,076  Applied Materials Inc.....................................      4,585,865
                                                                       -------------
           INSURANCE: 2.89%
   27,246  American International Group..............................      3,189,485
                                                                       -------------
           INTERNET/NEW MEDIA: 6.76%
   32,832  America Online Inc........................................      3,627,936
   22,154  Yahoo! Inc................................................      3,816,027
                                                                       -------------
           Total Internet/New Media..................................      7,443,963
                                                                       -------------
           MEASURING & CONTROLLING DEVICES: 0.75%
   41,125  Thermo Electron Corp......................................        825,070
                                                                       -------------
           MEDIA: 6.23%
   99,402  News Corp Cayman ADR......................................      3,510,133
   41,381  Reuters Group Plc-Sponsored ADR...........................      3,354,447
                                                                       -------------
           Total Media...............................................      6,864,580
                                                                       -------------
           OIL, GAS SERVICES: 3.29%
   56,916  Schlumberger Ltd..........................................      3,624,838
                                                                       -------------
           PHARMACEUTICALS: 2.26%
   37,618  Smithkline Beecham Plc....................................      2,485,139
                                                                       -------------
           RETAIL: 2.81%
   64,210  Wal-Mart Stores Inc.......................................      3,098,133
                                                                       -------------
           SATELLITE TELECOM: 0.44%
   21,022  Globalstar Telecommunication..............................        487,448
                                                                       -------------
           SEMICONDUCTORS: 2.38%
   44,100  Intel Corp................................................      2,623,950
                                                                       -------------
           SOFTWARE: 5.08%
   37,944  Microsoft Corp............................................      3,422,075
   69,855  Parametric Technology Corp................................        969,238

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY

JUNE 30, 1999 (UNAUDITED) CONTINUED

------------------------------------------------------------------------------------

SHARES                                                                         VALUE
------------------------------------------------------------------------------------
           SOFTWARE: (CONTINUED)
   60,415  Peoplesoft Inc............................................  $   1,042,159
   10,282  Wind River Systems........................................        165,155
                                                                       -------------
           Total Software............................................      5,598,627
                                                                       -------------
           SPECIALTY STEEL: 0.98%
   22,871  Nucor Corp................................................      1,084,943
                                                                       -------------
           TELECOMMUNICATION: 11.57%
   71,532  Cable & Wireless Plc......................................      2,834,456
   47,680  Lucent Technologies.......................................      3,215,420
   36,744  MCI Worldcom Inc..........................................      3,169,170
  106,818  Qwest Communications......................................      3,531,670
                                                                       -------------
           Total Telecom.............................................     12,750,716
                                                                       -------------
           TRANSPORTATION: 2.91%
   59,064  FDX Corp..................................................      3,204,218
                                                                       -------------
           WIRELESS COMMUNICATION EQUIPMENT: 3.64%
   43,768  Nokia Corp................................................      4,007,508
                                                                       -------------
           TOTAL INVESTMENTS IN SECURITIES
             (Identified Cost $100,060,916+): 99.64%.................    109,791,785
           OTHER ASSETS LESS LIABILITIES: 0.36%......................        395,767
                                                                       -------------
           NET ASSETS: 100.00%.......................................  $ 110,187,552
                                                                       -------------
                                                                       -------------

    +      Cost for federal income tax purposes is the same.
Net unrealized appreciation consists of:
    Gross unrealized appreciation.............................................  $ 11,405,708
    Gross unrealized depreciation.............................................    (1,674,839)
                                                                                ------------
                                                                                $  9,730,869
                                                                                ------------
                                                                                ------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1999 (UNAUDITED)
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $100,060,916)..............  $ 109,791,785
Cash.................................................................      1,272,512
Receivables:
    Fund shares sold.................................................        426,670
    Dividends and interest...........................................         41,163
Prepaid expenses.....................................................         26,305
                                                                       -------------
    Total assets.....................................................    111,558,435
                                                                       -------------

LIABILITIES
Payables:
    Securities purchased.............................................      1,210,807
    Fund shares redeemed.............................................         50,280
Due to Advisor (Note 3)..............................................         83,962
Accrued expenses.....................................................         25,834
                                                                       -------------
    Total liabilities................................................      1,370,883
                                                                       -------------

NET ASSETS...........................................................  $ 110,187,552
                                                                       -------------
                                                                       -------------

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($110,187,552/6,288,348 shares outstanding; unlimited number of
    shares authorized without par value).............................         $17.52
                                                                              ------
                                                                              ------
SOURCE OF NET ASSETS
    Paid-in capital..................................................  $ 100,580,540
    Undistributed net investment loss................................       (215,183)
    Undistributed net realized gain on investments...................         91,326
    Net unrealized appreciation on investments.......................      9,730,869
                                                                       -------------
NET ASSETS...........................................................  $ 110,187,552
                                                                       -------------
                                                                       -------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

STATEMENT OF OPERATIONS (UNAUDITED)

------------------------------------------------------------------------------------
                                                                  FOR THE SIX MONTHS
                                                                        ENDED
                                                                    JUNE 30, 1999
------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends.......................................................     $    164,743
Interest........................................................           38,455
                                                                  ------------------
    Total investment income.....................................          203,198
                                                                  ------------------

EXPENSES
Advisory fees (Note 3)..........................................          280,445
Administration fees (Note 3)....................................           16,227
Custodian.......................................................           71,028
Accounting......................................................           18,030
Transfer agent fees.............................................           14,501
Audit fees......................................................            7,780
Legal fees......................................................            5,440
Insurance.......................................................            1,724
Trustees' fees..................................................            4,283
Registration fees...............................................            8,743
Reports to shareholders.........................................            5,558
Miscellaneous...................................................            2,544
                                                                  ------------------
    Total expenses..............................................          436,303
    Commitment fee on credit line (Note 5)......................            1,366
    Less: Expenses reimbursed (Note 3)..........................          (18,033)
                                                                  ------------------
    Net expenses................................................          419,636
                                                                  ------------------
        NET INVESTMENT LOSS.....................................         (216,438)
                                                                  ------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments..............................           90,295
Net unrealized appreciation on investments......................        9,318,883
                                                                  ------------------
    Net realized and unrealized gain on investments.............        9,409,178
                                                                  ------------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....     $  9,192,740
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------
                                                   FOR THE SIX
                                                   MONTHS ENDED   DECEMBER 15, 1998*
                                                  JUNE 30, 1999        THROUGH
                                                   (UNAUDITED)    DECEMBER 31, 1998
------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)....................   ($   216,438)    $        1,255
Net realized gain from investments..............         90,295              1,031
Net unrealized appreciation on investments......      9,318,883            411,986
                                                  --------------  ------------------
        NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS.......................      9,192,740            414,272
                                                  --------------  ------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold.......................    103,886,439          9,038,161
Cost of shares redeemed.........................    (12,324,924)          (569,136)
                                                  --------------  ------------------
NET INCREASE FROM CAPITAL SHARE TRANSACTIONS....     91,561,515          8,469,025
                                                  --------------  ------------------
    TOTAL INCREASE IN NET ASSETS................    100,754,255          8,883,297

NET ASSETS
Beginning of period.............................      9,433,297            550,000
                                                  --------------  ------------------
End of period [including undistributed net
  investment income (loss) of $(215,183) and
  $1,255, respectively].........................   $110,187,552     $    9,433,297
                                                  --------------  ------------------
                                                  --------------  ------------------

CHANGES IN SHARES
Shares sold.....................................      6,363,797            677,474
Shares reinvested from distributions............             --                 --
Shares redeemed.................................       (751,554)           (45,369)
                                                  --------------  ------------------
    Net Increase................................      5,612,243            632,105
                                                  --------------  ------------------
                                                  --------------  ------------------

*          Commencement of operations.

See accompanying notes to financial statements.

                      GUINNESS FLIGHT WIRED INDEX-TM- FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------------
                                                  FOR THE SIX
                                                  MONTHS ENDED    DECEMBER 15, 1998*
                                                 JUNE 30, 1999          THROUGH
                                                  (UNAUDITED)      DECEMBER 31, 1998
--------------------------------------------------------------------------------------
Net asset value, beginning of period...........    $    13.95          $   12.50
                                                 --------------          -------
Income from investment operations:
  Net investment income (loss).................         (0.04)                --
  Net realized and unrealized gain on
    investments................................          3.61               1.45
                                                 --------------          -------
Total from investment operations...............          3.57               1.45
                                                 --------------          -------
Net asset value, end of period.................    $    17.52          $   13.95
                                                 --------------          -------
                                                 --------------          -------
Total return...................................         25.59 %++           11.60 %++

Ratios/supplemental data:
Net assets, end of period (thousands)..........    $  110,188          $   9,433
Ratio of expenses to average net assets:
  Before expense reimbursement.................          1.39 %+            1.97 %+
  After expense reimbursement..................          1.35 %+            1.35 %+
Ratio of net investment income to average net
  assets:
  Before expense reimbursement.................         (0.75 %)+            0.02 %+
  After expense reimbursement..................         (0.71 %)+            0.60 %+
Portfolio turnover rate........................          3.40 %             0.11 %

*          Commencement of operations.
+          Annualized.
++         Not Annualized.

See accompanying notes to financial statements.

GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

THE BACKDROP

    Tentative signs have emerged that global growth has begun to follow the continuing strong U.S. economic trend, rather than being held back by the financial crises that have dogged the world economy over the last couple of years.

    The continental European economy is beginning to show signs of a domestic, demand-led recovery, although the export-oriented economies of Germany and Italy continue to lag. Interest rate cuts over the last year have increasingly helped stimulate consumer demand, while the softness of the Euro improved trade competitiveness.

    Loose monetary policy in the U.K. has begun to stimulate consumer spending, particularly in the housing and equities markets. The surprising 7.9% first quarter growth rate recorded in Japan cannot be taken at face value alone, but some semblance of stability has clearly returned to the world's second largest economy in response to unprecedented government support packages introduced last year. Latin America is still in the doldrums, but Eastern Europe looks to be shaking off the impact of last year's Russian devaluation. The Asian recovery also continues to gain momentum. Against this background, oil and commodity prices are showing renewed signs of life, although core inflation pressures still remain remarkably subdued in most economies.

    In the U.S., the recovery in the global economy has allowed the Federal Reserve to focus on domestic economic issues, resulting in a tightening of monetary policy. The robust level of consumer spending remains, although we see signs that this rate will be slightly more modest in the near future. Mortgage refinance activity has slowed dramatically from the very high levels reached at the end of 1998. Meanwhile, the manufacturing sector has recovered and is now contributing to economic growth. Increased productivity has clearly helped to offset the inflationary consequences of the labor market's tightness.

    As anticipated, the world's Central Banks have pursued policies designed to avoid a deflation. The bond markets have responded accordingly with interest rates rising and yield curves tending to steepen.

THE FUND

    The Fund had a six-month return of -9.13% at June 30. For the three years ending June 30, 1999, the Fund had an average annual total return of 5.34%.

THE OUTLOOK

    We expect fund performance to improve in the coming months as the bear market in bonds eases further and the U.S. dollar weakens. The various bond markets remain attractive in the current, low inflation and global growth environment.

    While U.S. economic growth should continue at a more modest pace in the second half of the year, we do not expect a significant slowdown with the current high level of employment and improving international outlook. The slightly slower economic activity and rising import prices should cause headline inflation to rise toward the end of the year, but core inflation should remain stable. The bond market has spent the last seven months anticipating higher short rates, as well as higher inflation, and is now better able to take advantage of this possible economic situation.

    In Asia ex-Japan, we believe recovery in the crisis economies will continue steadily. Most encouraging is the increase in consumer spending, notably in Korea and Singapore. Together with the increase in exports, retail sales and property market transactions, these factors should prevent growth from falling in 2000.

    Although the worst of the Japanese recession appears to be over, the outlook for sustained growth is still problematic. Waning fiscal policy support, non-self-sustaining private demand, corporate restructuring and weak consumer spending will be key factors in limiting economic growth. As a result, Japanese bond yields may eventually rise.

    Europe and the U.K. offer more positive news, given the continued strength of U.S. demand and the recovery in Asia. We are confident that GDP growth, consumer spending and exports will accelerate next year. Nevertheless, with core inflation pressures still very subdued, the first rise in interest rates may not materialize until well into 2000. The fixed interest markets are now discounting too much bad news, including the expected raise in U.S. interest rates, and should perform well in the third quarter.

    Looking ahead in the currencies markets, we expect the Euro to bottom out during the third quarter on the back of a strengthening growth outlook in continental Europe. We have already built up a modest overweight position in the Euro on value grounds and will look for opportunities to increase this holding once stronger evidence of a second half growth recovery is apparent. With demand trends also strengthening in Asia and Japan, the outlook for commodity exporting currencies should continue to improve. We recently added Canadian dollars to our existing core positions in the Australian dollar and Swedish krone, and we may take advantage of recent under-performance of the New Zealand dollar to further diversify our exposure to this theme.

-- Michael Daley
London

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

                            KEY PORTFOLIO STATISTICS
                                 AS OF 6/30/99

# of Holdings in the
 Portfolio:                            24
Portfolio Turnover:               122.16%
% of Holdings in Top 10:           30.62%

                                 FUND MANAGER:
                                 Michael Daley

    TOP 5 HOLDINGS (% OF NET ASSETS)
 ---------------------------------------
Deutschland Republic 5.25%
 1/4/2008                           9.88%
US Treasury Infl. Index Note
 3.801% 1/15/08                     5.52%
Asia Development Bank 5.50%
 4/23/2004                          5.12%
Tokyo Metro 6.125% 3/27/2006        5.07%
Int'l American Development
 Bank 6.375% 10/22/2007             5.03%
  CURRENCY ALLOCATION (% OF NET ASSETS)
 ---------------------------------------
Euro                               45.65%
U.S. Dollar                        15.28%
Yen                                15.71%
Sterling                            7.90%
Australian Dollar                   7.70%

    TOP 5 COUNTRIES (% OF NET ASSETS)
 ---------------------------------------
Supranational                      22.59%
United States                      15.50%
Germany                             9.88%
United Kingdom                      7.39%
Japan                               5.07%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
           THE GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND AND
            THE SALOMON BROTHERS' WORLD GOVERNMENT BOND INDEX

                                                                                 Guinness Flight     Salomon Brothers'
                                                                               Global Government      World Government
                                                                                       Bond Fund            Bond Index
6/30/94*                                                                                 $10,000               $10,000
9/30/94                                                                                   $9,754               $10,117
12/31/94                                                                                  $9,767               $10,166
3/31/95                                                                                  $10,093               $11,278
6/30/95                                                                                  $10,638               $11,879
9/30/95                                                                                  $10,809               $11,755
12/30/95                                                                                 $11,183               $12,102
3/31/96                                                                                  $11,083               $11,875
6/30/96                                                                                  $11,197               $11,923
9/30/96                                                                                  $11,378               $12,248
12/31/96                                                                                 $11,877               $12,540
3/31/97                                                                                  $11,485               $12,021
6/30/97                                                                                  $11,732               $12,386
9/30/97                                                                                  $12,055               $12,543
12/31/97                                                                                 $12,218               $12,569
3/31/98                                                                                  $12,298               $12,668
6/30/98                                                                                  $12,672               $12,919
9/30/98                                                                                  $14,059               $13,994
12/31/98                                                                                 $14,404               $14,491
3/31/99                                                                                  $13,672               $13,932
6/30/99                                                                                  $13,088               $13,451
* Inception date.
Average Annual Total Return
One Year                                                                              Five Years       Since Inception
3.28%                                                                                      5.53%                 5.53%
Past performance is not predictive of future performance

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

JUNE 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------

PRINCIPAL AMOUNT GOVERNMENT BONDS: 90.28%                                  VALUE
--------------------------------------------------------------------------------
                 AUSTRALIA: 4.95%
 A$     650,000  Australian Government                               $   502,084
                   8.750% 08/18/2008...............................
                                                                     -----------
                 BELGIUM: 4.79%
  BEF   440,247  Belgium Government                                      485,775
                   5.750% 03/28/2008...............................
                                                                     -----------
                 COLUMBIA: 0.46%
  GBP    35,000  Republic of Columbia                                     47,063
                   9.750% 02/11/2008...............................
                                                                     -----------
                 CROATIA: 1.25%
 US$    150,000  Croatia Government Nat'l Series B                       126,375
                   5.813% 07/31/2006...............................
                                                                     -----------
                 FRANCE: 2.39%
 FF     224,450  Republic of France - OAT                                243,012
                   5.250% 04/25/2008...............................
                                                                     -----------
                 GERMANY: 9.88%
   DM   927,315  Deutschland Republic                                  1,002,568
                   5.250% 01/04/2008...............................
                                                                     -----------
                 JAPAN: 5.07%
 US$    535,000  Tokyo Metro                                             514,135
                   6.125% 03/27/2006...............................
                                                                     -----------
                 NETHERLANDS: 4.43%
   NLG  417,024  Netherlands Government                                  449,147
                   5.250% 07/15/2008...............................
                                                                     -----------
                 NORWAY: 5.04%
  NOK 3,990,000  Norwegian Government                                    511,064
                   5.750% 11/30/2004...............................
                                                                     -----------
                 SOUTH AFRICA: 0.99%
 US$    100,000  Republic of South Africa                                100,500
                   9.625% 12/15/1999...............................
                                                                     -----------
                 SPAIN: 2.08%
  ESP   200,000  Spanish Government                                      211,489
                   5.150% 07/30/2009...............................
                                                                     -----------

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

JUNE 30, 1999 (UNAUDITED) CONTINUED

--------------------------------------------------------------------------------

PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
                 SUPRANATIONAL: 22.59%
 US$    540,000  Asian Development Bank                              $   519,210
                   5.500% 04/23/2004...............................
 US$    540,000  European Investment Bank                                509,760
                   5.000% 01/12/2004...............................
 US$    520,000  Inter-American Development Bank                         510,120
                   6.375% 10/22/2007...............................
 JPY 57,000,000  International Bank Recon & Development                  478,122
                   2.000% 02/18/2008...............................
 US$    285,000  International Finance Corp.                             276,308
                   5.500% 02/18/2003...............................
                                                                     -----------
                 Total Supranational...............................    2,293,520
                                                                     -----------
                 SWEDEN: 2.50%
  SEK 2,100,000  Kingdom of Sweden Government                            253,406
                   5.000% 01/28/2009...............................
                                                                     -----------
                 UNITED KINGDOM: 7.39%
 L      292,000  United Kingdom Government                               501,046
                   8.000% 06/10/2003...............................
 L      150,000  United Kingdom Government                               248,874
                   5.750% 12/07/2009...............................
                                                                     -----------
                 Total United Kingdom..............................      749,920
                                                                     -----------
                 UNITED STATES: 15.50%
 JPY 30,000,000  FNMA Global JPY Notes                                   245,938
                   1.750% 03/26/2008...............................
 US$    503,000  U.S. Treasury Note                                      512,589
                   6.250% 02/15/2007...............................
 US$    560,000  U.S. Treasury Inflation Index Note                      559,947
                   3.625% 01/15/2008...............................
 US$    250,000  U.S. Treasury Bond                                      255,469
                   6.375% 08/15/2027...............................
                                                                     -----------
                 Total United States...............................    1,573,943
                                                                     -----------

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

PORTFOLIO OF INVESTMENTS BY COUNTRY

JUNE 30, 1999 (UNAUDITED) CONTINUED

--------------------------------------------------------------------------------

PRINCIPAL AMOUNT                                                           VALUE
--------------------------------------------------------------------------------
                 VENEZUELA: 0.97%
  EUR   100,000  PDVSA Finance                                       $    98,066
                   6.250% 02/15/2006...............................
                                                                     -----------
                 TOTAL GOVERNMENT BONDS
                   (Identified Cost $9,620,930+): 90.28%...........    9,162,067
                 OTHER ASSETS LESS LIABILITIES: 9.72%..............      986,175
                                                                     -----------
                 NET ASSETS: 100.00%...............................  $10,148,242
                                                                     -----------
                                                                     -----------

+ Cost for federal income tax purposes is the same.
Net unrealized depreciation consists of:
    Gross unrealized appreciation..................  $     22,401
    Gross unrealized depreciation..................      (481,264)
                                                     ------------
                                                     $   (458,863)
                                                     ------------
                                                     ------------

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 1999 (UNAUDITED)
------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (cost $9,620,930).................  $  9,162,067
Cash..................................................................     1,010,117
Receivable:
    Interest..........................................................       187,476
Due from Advisor......................................................         8,465
                                                                        ------------
    Total assets......................................................    10,368,125
                                                                        ------------

LIABILITIES
Payables:
    Distributions to shareholders.....................................        27,213
    Unrealized loss on forward foreign currency contracts (Note 6)....       167,326
Accrued expenses......................................................        25,344
                                                                        ------------
    Total liabilities.................................................       219,883
                                                                        ------------
NET ASSETS............................................................  $ 10,148,242
                                                                        ------------
                                                                        ------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
    ($10,148,242/839,910 shares outstanding; unlimited
    number of shares authorized without par value)....................        $12.08
                                                                              ------
                                                                              ------
SOURCE OF NET ASSETS
    Paid-in capital...................................................  $ 10,700,298
    Undistributed net investment income...............................         6,359
    Undistributed net realized gain on investments....................        73,510
    Net unrealized depreciation on:
        Investments...................................................      (458,863)
        Foreign currency..............................................      (173,062)
                                                                        ------------
NET ASSETS............................................................  $ 10,148,242
                                                                        ------------
                                                                        ------------

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

STATEMENT OF OPERATIONS (UNAUDITED)

------------------------------------------------------------------------------------
                                                                  FOR THE SIX MONTHS
                                                                        ENDED
                                                                    JUNE 30, 1999
------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Interest........................................................     $    253,054
                                                                  ------------------

EXPENSES
Advisory fees (Note 3)..........................................           40,533
Administration fees (Note 3)....................................           13,511
Custodian.......................................................            7,324
Accounting......................................................           20,686
Transfer agent fees.............................................           14,237
Audit fees......................................................            8,185
Legal fees......................................................            1,327
Insurance fees..................................................              523
Trustee's fees..................................................            2,788
Registration fees...............................................            7,013
Reports to shareholders.........................................              620
Deferred organization costs amortization........................            8,075
Miscellaneous...................................................            2,480
                                                                  ------------------
    Total expenses..............................................          127,302
    Commitment fee on credit line (Note 5)......................              851
    Less: Expenses reimbursed (Note 3)..........................          (87,626)
                                                                  ------------------
    Net expenses................................................           40,527
                                                                  ------------------
        NET INVESTMENT INCOME...................................          212,527
                                                                  ------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from investments..............................          (65,529)
Net realized loss from foreign currency.........................          (38,715)
Net unrealized depreciation on:
    Investments.................................................         (817,278)
    Foreign currency............................................         (344,851)
                                                                  ------------------
    Net Realized and Unrealized Loss on Investments.............       (1,266,373)
                                                                  ------------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....     $ (1,053,846)
                                                                  ------------------
                                                                  ------------------

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------
                                                FOR THE SIX
                                                MONTHS ENDED        FOR THE YEAR
                                               JUNE 30, 1999           ENDED
                                                (UNAUDITED)      DECEMBER 31, 1998
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
Net investment income......................    $      212,527      $      422,877
Net realized gain (loss) from
  investments..............................           (65,529)            626,392
Net realized loss on foreign currency......           (38,715)           (126,803)
Net unrealized appreciation (depreciation)
  on:
    Investments............................          (817,278)            270,419
    Foreign currency.......................          (344,851)            197,272
                                             ------------------  ------------------
    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS............        (1,053,846)          1,390,157
                                             ------------------  ------------------
NET EQUALIZATION CREDITS...................              (166)             (7,556)
                                             ------------------  ------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.................          (206,001)           (417,826)
From net realized gains....................                --            (318,313)
                                             ------------------  ------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS....          (206,001)           (736,139)
                                             ------------------  ------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..................         2,975,848           6,879,372
Net asset value of shares issued on
  reinvestment of distributions............           164,314             686,191
Cost of shares redeemed....................        (2,932,659)         (7,027,191)
                                             ------------------  ------------------
    NET INCREASE FROM CAPITAL SHARE
      TRANSACTIONS.........................           207,503             538,372
                                             ------------------  ------------------
    TOTAL INCREASE (DECREASE) IN NET
      ASSETS...............................        (1,052,510)          1,184,834
NET ASSETS
Beginning of period........................        11,200,752          10,015,918
                                             ------------------  ------------------
End of period (including undistributed net
  investment income of $6,359 and $0,
  respectively)............................    $   10,148,242      $   11,200,752
                                             ------------------  ------------------
                                             ------------------  ------------------
CHANGES IN SHARES
Shares sold................................           230,015             516,058
Shares issued from dividend
  distributions............................            12,859              52,307
Shares redeemed............................          (229,733)           (551,277)
                                             ------------------  ------------------
    Net Increase...........................            13,141              17,088
                                             ------------------  ------------------
                                             ------------------  ------------------

See accompanying notes to financial statements.

                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       FROM
                                                    FOR THE SIX                                                      JUNE 30,
                                                      MONTHS                                                           1994*
                                                    ENDED JUNE            FOR THE YEAR ENDED DECEMBER 31,             THROUGH
                                                     30, 1999     ------------------------------------------------   DEC. 31,
                                                    (UNAUDITED)      1998         1997         1996        1995        1994
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  13.55      $  12.37     $  12.72     $  12.77     $ 12.00     $ 12.50
                                                    -----------   ----------   ----------   ----------   ---------   ---------
Income from investment operations:
  Net investment income...........................       0.25          0.58         0.63         0.63        0.69        0.29
  Net realized and unrealized gain (loss) on
    investments...................................      (1.48)         1.58        (0.29)        0.13        1.01       (0.58)
                                                    -----------   ----------   ----------   ----------   ---------   ---------
Total from investment operations..................      (1.23)         2.16         0.34         0.76        1.70       (0.29)
                                                    -----------   ----------   ----------   ----------   ---------   ---------

Less distributions:
  From net investment income......................      (0.24)        (0.58)       (0.49)       (0.69)      (0.65)      (0.21)
  From net realized gains.........................         --         (0.40)       (0.11)       (0.12)      (0.28)         --
  Return of capital...............................         --            --        (0.09)          --          --          --
                                                    -----------   ----------   ----------   ----------   ---------   ---------
Total distributions...............................      (0.24)        (0.98)       (0.69)       (0.81)      (0.93)      (0.21)
                                                    -----------   ----------   ----------   ----------   ---------   ---------
Net asset value, end of period....................   $  12.08      $  13.55     $  12.37     $  12.72     $ 12.77     $ 12.00
                                                    -----------   ----------   ----------   ----------   ---------   ---------
                                                    -----------   ----------   ----------   ----------   ---------   ---------
Total return......................................      (9.13)%+      17.89%        2.87%        6.21%      14.49%      (2.33)%+

Ratios/supplemental data:
Net assets, end of period (thousands).............   $ 10,148      $ 11,201     $ 10,016     $  6,564     $ 1,153     $   751
Ratio of expenses to average net assets:
  Before expense reimbursement....................       2.36%**       2.76%        3.15%        8.21%      21.52%***    40.78%**
  After expense reimbursement.....................       0.75%**       0.75%        0.75%        1.31%       1.73%       1.75%**
Ratio of net investment income to average net
  assets:
  Before expense reimbursement....................       4.30%**       2.44%        2.67%       (1.76)%    (14.26)%    (34.18)%**
  After expense reimbursement.....................       3.94%**       4.46%        5.07%        5.14%       5.53%       4.86%**
Portfolio turnover rate...........................     122.16%       166.72%      185.55%      296.51%     202.54%      46.15%

*          Commencement of operations.
+          Not annualized.
**         Annualized.
***        Includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended December 31,
           1995, the ratio of expenses to average net assets before expense reimbursement would have been 21.68%.

See accompanying notes to financial statements.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

Guinness Flight Investment Funds (the "Trust"), a Delaware business trust, was organized on April 28, 1997 and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Currently, the Funds offer seven separate series portfolios: Guinness Flight Asia Blue Chip Fund (the "Asia Blue Chip Fund") whose objective is long-term capital appreciation, Guinness Flight Asia Small Cap Fund (the "Asia Small Cap Fund") whose objective is long-term capital appreciation, Guinness Flight China & Hong Kong Fund (the "China & Hong Kong Fund") whose objective is long-term capital appreciation, Guinness Flight Mainland China Fund ("Mainland China Fund") whose objective is long-term capital appreciation, Guinness Flight New Europe Fund ("New Europe Fund") whose objective is long-term capital appreciation, Guinness Flight Wired Index-TM- Fund ("Wired Index-TM- Fund") whose objective is long-term capital appreciation, and the Guinness Flight Global Government Bond Fund (the "Global Government Bond Fund") whose objective is to provide current income and capital appreciation (collectively, the "Funds"). The China & Hong Kong and Global Government Bond Funds began operations on June 30, 1994, the Asia Blue Chip and Asia Small Cap Funds began operations on April 29, 1996, the Mainland China Fund began operations on November 3, 1997, the New Europe Fund began operations on November 23, 1998 and the Wired Index-TM- Fund began operations on December 15, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

    A. SECURITY VALUATION. Investments in securities traded on an exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there has been no sale are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Due to the inherent uncertainty of valuation, the values of securities for which quotations are not readily available may differ significantly from the values that would have been used had a ready

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
market for the securities existed, and the differences could be material. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

    U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value.

    Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments.

    Interest income is translated at the exchange rates that existed on the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statements of Operations.

    B. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") under which they are obligated to exchange currencies at specific future dates and at specified rates, and are subject to the risks of foreign exchange fluctuations. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

    C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provisions are required.

    As of June 30, 1999 for federal income tax purposes, the following Funds have capital loss carryforwards available to offset future realized capital gains: the Asia Blue Chip Fund has capital loss carryforwards totaling of $3,689,792, of which $532,335 expires in 2005 and $3,157,457 expires in 2006;
the Asia Small Cap Fund has capital loss carryforwards totaling of $80,850,770, of which $17,996,189 expires in 2005 and $62,854,581 expires in 2006; the China & Hong Kong Fund has a capital loss carryforward of $70,290,227 expiring in 2006 and the Mainland China Fund has a capital loss carryforward of $2,515,925 expiring in 2006. To the extent that such carryforwards are used, no capital gains distributions will be made.

    E. EQUALIZATION. The Global Government Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and the costs of redemptions equivalent on a per share basis to the amount of undistributed net investment income on the date of the transaction is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of the Fund's shares.

    F. DEFERRED ORGANIZATION COSTS. The China & Hong Kong Fund and the Global Government Bond Fund have each incurred expenses of $58,785 in connection with their organization. The Asia Blue Chip Fund and the Asia Small Cap Fund have each incurred expenses of $8,745 in connection with their organization. The Mainland China Fund has incurred an expense of $23,338 in connection with its organization. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Funds commenced investment operations. In the event that any of the initial shares of the Funds are redeemed by their holders during the period of amortization of the Funds' organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

    G. CONCENTRATION OF RISK. The Asia Blue Chip Fund and Asia Small Cap Fund invest substantially all of their assets in the Asian continent. The China & Hong Kong Fund and

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Mainland China Fund invest substantially all of their assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The New Europe Fund invests substantially all of its assets in companies located in Europe or that conduct the majority of their business activities in Europe. The Wired Index-TM- Fund invests substantially all of its assets in securities of companies that comprise the Wired Index-TM-.

    In 1998, Malaysian government implemented certain foreign exchange control measures which included the requirement for portfolio capital to be in Malaysia for at least 12 months prior to repatriation. On February 4, 1999, the 12 month holding rule was replaced with a graduated levy on the repatriation of capital invested. These restrictions affected the liquidity and valuation of Malaysian securities. On June 30, 1999, the Asia Blue Chip Fund and Asia Small Cap Fund held $621,421 and $2,590,905 in investments of Malaysian securities, respectively. These investments are valued at their fair values as determined in good faith by the Board of Trustees of the Funds.

    H. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

    I. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account for and report distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-1: DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN AND RETURN OF CAPITAL DISTRIBUTION BY INVESTMENT COMPANIES. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as wash sales, net operating losses, capital loss carryforwards and net realized loss on foreign currency transactions. In the event that distributions exceed the aggregate amount of undistributed net investment income and net realized gains, the excess distribution is reclassified as a reduction of paid-in capital, thus reducing the tax basis of shareholders' interests in the Funds.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with Guinness Flight Investment Management Limited (the "Advisor"), to provide the Funds with investment management services. The Advisor furnished all investment advice, office space and certain administrative services and provides certain personnel needed by the Funds. As compensation for its services, the Advisor received a monthly fee equal to the following annual percentages of daily average net assets:

Asia Blue Chip Fund                    1.00%
Asia Small Cap Fund                    1.00%
China & Hong Kong Fund                 1.00%
Mainland China Fund                    1.00%
New Europe Fund                        1.00%
Wired Index-TM- Fund                   0.90%  on the 1st $100 million
                                       0.75%  on the next $100-$500 million and
                                       0.60%  on net assets greater than $500
                                              million
Global Government Bond Fund            0.75%

    The Funds are responsible for their own operating expenses. The Advisor and Investment Company Administration, L.L.C. ("Administrator") have agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average daily net assets will not exceed the following levels. Expenses reimbursed from the Advisor for the year ended June 30, 1999 are stated in the Funds' Statement of Operations:

Asia Blue Chip Fund                    1.98%
Asia Small Cap Fund                    1.98%
China & Hong Fund Fund                 1.98%
Mainland China Fund                    1.98%
New Europe Fund                        1.98%
Wired Index-TM- Fund                   1.35%
Global Government Bond Fund            0.75%

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The cumulative unreimbursed amounts paid by the Advisor on behalf of the Funds from their inception to June 30, 1999 are as follows:

Asia Blue Chip Fund                                       $ 419,319
Asia Small Cap Fund                                       $ 278,776
Mainland China Fund                                       $ 261,627
New Europe Fund                                           $  57,417
Global Government Bond Fund                               $ 950,226

    Effective December 31, 1997, the Advisor agreed to amend the expense reimbursement agreement to limit the period within which the Advisor may recoup the above amounts from the Funds to no later than December 31, 2002, and subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations. In addition, the possible recoupment period of any expense reimbursements in each year subsequent to 1997 will be limited to five years from the year of the reimbursement, and subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations.

    The Administrator provides administrative services to the Funds' under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives an annual fee equal to 0.25% of the Funds' average daily net assets, subject to a $40,000 annual minimum for the China & Hong Fund Fund, an annual fee equal to 0.05% of the Wired Index-TM- Fund's average daily net assets, subject to a $20,000 annual minimum and $100,000 allocated on average daily net assets for the Asia Blue Chip Fund, Asia Small Cap Fund, Mainland China Fund, New Europe Fund, and the Global Government Bond Fund.

    First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

    Certain officers of the Funds are also officers and/or Trustees of the Administrator and Distributor.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Outside trustees are compensated by the Trust at the total rate of $10,000 (with the exception of Chairman who receives $11,000) per year and any travel expenses incurred.

    The Trust has approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter (with the exception of Chairman who receives $2,750) which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted to reflect a value been invested in a designated investment. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding U.S. Government obligations and short-term investments, for the period ended June 30, 1999 were:

FUND                                                     PURCHASES        SALES
-----------------------------------------------------  -------------  -------------
Asia Blue Chip Fund                                    $   3,830,158  $   4,082,672
Asia Small Cap Fund                                    $  11,416,986  $  26,875,403
China & Hong Kong Fund                                 $  23,620,680  $  58,331,376
Mainland China Fund                                    $   4,347,371  $   3,965,915
New Europe Fund                                        $     635,458  $     129,790
Wired Index-TM- Fund                                   $  93,705,824  $   2,078,579
Global Government Bond Fund                            $   5,560,955  $   1,824,567

    Purchases and sales of U.S. Government obligations by the Global Government Bond Fund were $1,475,178 and $5,092,469, respectively.

NOTE 5 - LINE OF CREDIT

The Funds have a $25 million committed line of credit with a bank that expires on September 15, 1999. The interest rate on the line of credit at June 30, 1999, is the bank's base rate of 6.00% and is revised from time to time.

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 1999, the Funds had entered into forward foreign currency contracts which obligated the Funds to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, from the proceeds of the portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered by the Funds and the net amount is shown as a receivable or payable in the financial statements. Open forward foreign currency exchange contracts at June 30, 1999 were as follows:

                     GUINNESS FLIGHT ASIA SMALL CAP FUND

                                                                DELIVERY   UNREALIZED
  CURRENCY     RECEIVABLE         CURRENCY DELIVERABLE            DATE     GAIN/(LOSS)
--------------------------------------------------------------------------------------
  US$              29,924  Hong Kong Dollar 232,134              07/02/99   $      (6)
  US$             328,385  Thai Baht 12,084,567                  07/02/99        (490)
                                                                           -----------
                           Total Forward Contracts                          $    (496)
                                                                           -----------
                                                                           -----------

                    GUINNESS FLIGHT CHINA & HONG KONG FUND

                                                                            UNREALIZED
                                                                 DELIVERY      GAIN/
  CURRENCY     RECEIVABLE          CURRENCY DELIVERABLE            DATE       (LOSS)
---------------------------------------------------------------------------------------
  US$           1,462,364  Hong Kong Dollar 11,344,146            07/02/99   $     159
                                                                            -----------
                           Total Forward Contracts                           $     159
                                                                            -----------
                                                                            -----------

                     GUINNESS FLIGHT MAINLAND CHINA FUND

                                                                            UNREALIZED
                                                                 DELIVERY      GAIN/
  CURRENCY     RECEIVABLE          CURRENCY DELIVERABLE            DATE       (LOSS)
---------------------------------------------------------------------------------------
  US$                 903  Hong Kong Dollar 6,840                 05/15/99   $     (21)
  US$              70,724  Hong Kong Dollar 546,631               07/02/99         (15)
                                                                            -----------
                           Total Forward Contracts                           $     (36)
                                                                            -----------
                                                                            -----------

                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                 GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

                                                                            UNREALIZED
                                                                 DELIVERY      GAIN/
  CURRENCY     RECEIVABLE          CURRENCY DELIVERABLE            DATE       (LOSS)
---------------------------------------------------------------------------------------
  US$           1,323,772  Australian Dollar 2,045,911            09/09/99   $   9,901
  US$             561,610  Canadian Dollar 835,000                09/09/99     (11,577)
  US$           6,475,544  Euro 5,992,955                         09/09/99    (133,478)
  US$           2,333,454  British Pound Sterling 1,443,460       09/09/99     (19,491)
  US$           2,414,470  Japanese Yen 284,776,247               09/09/99     (25,162)
  US$           1,088,933  Norwegian Krone 8,457,522              09/09/99      12,392
  US$             580,605  Swedish Krona 4,833,403                09/09/99       4,313
  US$             528,293  Canadian Dollar 770,000                12/09/99      (4,224)
                                                                            -----------
                           Total Forward Contracts                           $(167,326)
                                                                            -----------
                                                                            -----------

NOTE 7 - YEAR 2000 ISSUES

Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Advisor, Administrator or other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The Advisor and Administrator are taking steps that it believes are reasonably designed to address the Year 2000 issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by each Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds. For the six months ended June 30, 1999, the Funds incurred no significant year 2000 related expenses and do not expect to incur significant year 2000 expenses in the future.

NOTE 8 - FUTURES CONTRACTS

Each Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, a Fund is required to make a deposit (initial margin) with its custodian in a segregated account. Subsequent payments (daily variation margin), which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by a Fund each day and are recorded as unrealized gains

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                      GUINNESS FLIGHT ASIA BLUE CHIP FUND
                      GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                      GUINNESS FLIGHT MAINLAND CHINA FUND
                        GUINNESS FLIGHT NEW EUROPE FUND
                      GUINNESS FLIGHT WIRED INDEX-TM- FUND
                  GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

NOTES TO FINANCIAL STATEMENTS
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or losses until the contracts are closed. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than original margin deposit required to initiate the futures transaction. During the period ended December 31, 1998, the China & Hong Kong Fund entered in to futures contracts which resulted in net realized losses of $1,315,976. There was no other futures trading activity during the year. At June 30, 1999, there were no open futures contracts.

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